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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5550

The Alger Portfolios
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Portfolios

ANNUAL REPORT
December 31, 2011

Table of Contents

THE ALGER PORTFOLIOS

Letter to Our Shareholders (Unaudited)	1
Portfolio Highlights (Unaudited)	14
Portfolio Summary (Unaudited)	21
Schedules of Investments	23
Statements of Assets and Liabilities	62
Statements of Operations	64
Statements of Changes in Net Assets	66
Financial Highlights	70
Notes to Financial Statements	81
Report of Independent Registered Public Accounting Firm	101
Additional Information (Unaudited)	102

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Dear Shareholders,	January 25, 2012

Uncertainty and Change Dominate Markets

Much like the year that preceded it, 2011 was characterized by equity markets being seized more by a crisis of waning confidence and investors’ deteriorating outlook than by stock fundamentals. Nevertheless, the S&P 500 Index finished 2011 with a 2.11% gain. Rising correlations among stocks and equity volatility resembling levels experienced in 2008 and early 2009 created a difficult environment for all fundamental investors, including Alger. We maintain that the best way to manage risk is to have in-depth knowledge of portfolio holdings. During the year, our highly knowledgeable and experienced analysts continued to focus on conducting rigorous research while seeking to identify fundamental changes within industries and companies that can drive growth in revenues and earnings. Stocks are ultimately valued on their present and expected future growth, earnings, and ability to generate free cash flow. In the long run, as Alger’s historical investment record reflects, the market correctly values stocks on such fundamentals. However, there are periods when other factors dominate the overall market’s direction and the valuation of individual stocks. Such factors, commonly gathered under the collective label of “macro” or “investor sentiment,” can trump individual stock analysis for significant periods. We have been in such a period since 2008, with correlations among U.S. equities 75% higher than the average of the previous 80 years, according to Empirical Research Partners.

The idea that equity markets can be dominated by investor sentiment centered on macro factors is not irrational. Rather, it is quite natural when the pace of U.S. and global economic growth is uncertain. Investors’ focus on macro issues is also to be expected because the nature of economic growth in the U.S. and other countries is shifting to new paradigms that are based on, as yet, unknown terms. Whether the basic principles of the U.S. economy, for example, its tax structure, subsidies (explicit and implicit), regulatory oversight, and the very nature of competition within industries, will remain on terms similar to those of the last 20 years is a legitimate question. This uncertainty and change stem from many of the ongoing global forces of change that were perhaps destined to cross paths, if not collide.

When uncertainty appears high, many investors find it difficult to remember and act based on the core belief that stock valuations are ultimately driven by differences among corporations’ fundamentals. Today, excellent companies and poor ones trade at valuations more similar than different, and rise or fall, more often than not, together based on events unrelated to corporations’ or industries’ fundamentals. Many investors forget that companies and the people that work within them change constantly and that great companies adapt and, often, even excel during times of change and uncertainty. In 2011, “events” such as statements by European politicians as to their agreement or disagreement on solutions to the euro-zone crisis, the details of which are lacking, moved markets more than underlying company fundamentals. This development has occurred despite year-over-year quarterly earnings for the S&P 500 increasing every quarter since the fourth quarter of 2008.

It is quite clear that the rational behavior of crowds often, if not always, results in a great number of individual errors, some of gigantic proportions. This occurred in 2011, when investors fled U.S. stocks and equities from other countries, leaving us with astounding anomalies, such as investors’ continuing preference for 10-year U.S. Treasuries yielding 1.94% at the end of 2011 compared to the 2.11% yield of the S&P 500. This is a rare phenomenon that shows, at present, no sign of regressing. Similarly, continued improvement in U.S. corporate fundamentals — S&P 500 reported earnings in 2011 were $89.87, up over 16% from 2010 and operating earnings were $96.90 — did not translate into significant price gains for the index for the year. Historical averages would suggest the S&P 500 would be fairly valued at approximately 1500, instead of at 1257 as of the end of 2011. At 1500, the S&P would have a trailing price-to-earnings ratio of 16.9, compared to the actual P/E at year-end of 13.99, the second lowest P/E ratio in the last 20 years.

Have Investors Lost Sight of Reality?

At the end of 2011, 10-year Treasury bonds yielded only 1.94%, causing us to ask, have investors lost sight of reality? Inflation, both the government reported kind and the real one we live with is distinctly higher than 2%, thus Treasury bonds are very likely to produce negative real returns. Many high-quality dividend paying companies have dividend yields exceeding 2% and offer 10-year return potential that, in our opinion, is likely to be vastly superior to Treasury bonds. Companies are dynamic entities that can, in varying degrees, adjust to higher costs and still grow profit margins or earnings, despite inflation. For long-term investors, we believe the odds of generating positive real returns are distinctly in favor of equity investors.

Inflation should be viewed from somewhat different perspectives by investors, consumers, and companies. First, while inflation in the future will reduce the value of the dollar on a real basis, we don’t believe it will reduce Americans’ living standard. Certain costs may rise, but there is also frequently a rise in the quality of goods or services. Government statistics on inflation make adjustments for changes in quality that can be distorting in either direction. For example, in terms of housing costs, adjustments are made for both the size and features of the “average” American home which tend, in our view, to under-report the rate of inflation in housing over long periods of time. The American home in 2012 is larger, better equipped, and thus “better” than that same home in 1950.

In many cases, the costs of goods and services that are part of the quality of modern lifestyles are, in a real sense, falling, not rising. Electronics products are an example. Though consumers who must have “the latest and greatest” devices and capabilities may experience “inflation” (i.e., the cost to continually be the first to own the “latest and greatest” in computing does increase annually), technology prices have decreased dramatically while the functionality of computing and communications has risen because of new features, faster speeds, and greater storage capacity. The same is true of air travel and tourism, whose affordability has increased dramatically since the dawn of the Jet Age to today’s online travel market of Priceline.com Inc. Of course, for many other goods and services, inflation has been well above the 2 or 3% reported in recent years. One example is the television subscription fee for ESPN, which has climbed 42% since 2006, and is expected to rise even further and at a faster rate following a new NFL contract which costs 60% more.

In sum, it’s very difficult to capture the real effect of inflation, or its absence, across the modern economy. However, economic theory suggests that the output in quantity and variety produced by our system, in economic terms, is a strong indication of the true answer. American capitalism, flawed and imperfect as any human system will be, has produced these common goods and services at lower, not higher, real costs to the U.S. consumer. The strongest evidence of the success of the American economic system surrounds us — observe the array of goods and services available to Americans at an extraordinary variety of price points, quality, features, and locations. It is basic economics that such success benefits all in the system — not only the most successful, and not to the exclusion of those less successful.

These observations may seem obvious and raise the question why we have bothered to spill so much ink on them. The answer lies in two observations. First, is the pessimism of most investors about the future of the U.S. economy. The other, closely related, is the frequency of media headlines depicting the decline of America. For example, the Washington Post recently published an article called “A Bleak Look at America’s Future” and Foreign Affairs magazine recently featured a cover article titled “Is America Over?” This echo chamber of media bites does have a dampening effect on consumer behavior and on businesses leaders who are deciding on whether to invest for growth or pause and save. Perhaps, this explains the reaction of investors in 2011 that withdrew from U.S. and global equities and continued their march into “safe havens” such as U.S. Treasuries and intermediate bond funds. This dampening effect has certainly impacted Europe, as the policies of austerity, combined with the psychological trauma of uncertainty regarding taxes, delayed retirements, new regulations, and other matters, cause companies and consumers to be, regardless of their own individual well being, more cautious and reluctant to engage in new ventures than they otherwise would have been.

Some of this austerity is necessary because the debt-driven consumption and the consequent over-investment of the past was not sustainable long term. In the future, it cannot be the solution to the problems of the U.S. or Europe. American households have been making progress in this area. According to the Federal Reserve, the overall debt-to-income ratio has improved substantially since the third quarter of 2007 and Americans’ debt-to-assets ratio has improved since the first quarter of 2009. Corporations in the U.S., meanwhile, have done a remarkable job in managing their income and balance sheets. As a whole, corporate America is very healthy and competitive relative to the rest of the world, and we should all be glad for that strength and resilience in the face of tremendous global change.

The opportunity to invest in the dynamic change occurring in the U.S. is as exciting today as it has ever been. Bull markets do not start with investors cheering equities, but instead typically start at the peak of capitulation. We believe the U.S. is in the early stages of a new bull market, and encourage our readers and clients to think, as we’re outlining here, about the future optimistically, despite headlines and the current herd mentality.

An Interesting 2012

There are three likely market scenarios for 2012. Two of them could result in dramatically higher U.S. equity valuations by the end of the year. The third is, simply put, more of the same, with the economy, the nation, and the equity markets treading water and going nowhere. The two that offer upside potential, which combined we assign an 80% probability of occurring, will take dramatically different paths but have the same results.

In the first scenario, we see either the markets rioting through significant downward volatility, such as a 15 to 20% decline. It would be European led, but U.S. and emerging markets would be impacted, thus forcing European political bodies to act — and act decisively and comprehensively—to address the structural problems in Europe. We at Alger feel this scenario is most likely, and in effect would play out like 2009 — dramatic downside in the markets, with declines being the most significant in Europe and emerging markets, in the first half of 2012, followed by a more dramatic recovery in the second half of the year, especially in U.S. equities. The S&P 500 would end the year at 1500 or higher, eclipsing the post-financial crises high of 1350 reached in the summer of 2011.

The second scenario is cheerier. It involves European leaders surprising the markets early in 2012 by acting comprehensively to “ring fence” Italy and Spain without further true rioting by the markets. For the latter scenario to play out, European leaders must act early in 2012, or we think it is likely that markets lose patience and riot, resulting in our first scenario. We are encouraged to note that bond markets responded very favorably to some recent steps in Europe with near shocking drops in yields. For example, yields of Spanish 10-year Treasury bonds dropped from approximately 6.5% in November to 5.03% in December. But we’re suspicious of such volatility as it’s just as susceptible to swing the other way until a comprehensive solution is enacted.

The third, and our lowest probability scenario, but one sparking debate at Alger, involves markets in 2012 continuing to be volatile and lacking direction. Thus, we would end 2012 pretty much where we are today. The main argument for this view is that while either scenario one or two above must play out in 2012, the U.S. markets, rather than responding positively to the resolution of the euro-zone crisis, could turn their attention to the political gridlock in the U.S., including issues such as deficit spending, and find it a reason to do nothing. It is reasonable to believe that, on a policy basis, little is likely to be clarified until the November presidential election. As reported by the New York Times, President Obama is busy campaigning, already having logged more campaign travel time at this point than any of his recent predecessors and will clearly have more campaigning in the near future. Finally, the Congressional Super Committee on the budget turned out to be anything but super. Surprisingly, many seem happy with the automatic cuts across the board, rather than with actual policy-making between our political parties.

We give our third scenario a low probability because it suggests that the current positive progress in the fundamentals of U.S. equities, despite economic weakness and uncertainty, will dramatically end even if the euro-zone crisis macro factor is lifted. It would mean investors don’t acknowledge or reward the very sound state of U.S. corporate fundamentals.

We think a European recession in the form of modest to flat earnings growth in 2012 is likely priced into U.S. equities. A large scale U.S.-profit recession is, in our view, highly unlikely, even assuming a significant European recession and the collateral effect of slowing emerging markets economic growth. There are many convincing reasons for this. First, though the U.S. housing and automobile markets remain at low levels historically, the American auto industry is recovering while real estate appears to have firmly bottomed. Improvements within those sectors are likely in both 2012 and 2013, and will support stronger U.S. economic growth. Second, emerging markets have been loosening their monetary policies, which will support export-related growth in the U.S., and more importantly, investor confidence in the longer term growth rates for U.S. companies that are succeeding overseas. That confidence can eventually translate into higher P/E multiples, even if near-term growth rates are dampened by a euro-zone recession. Finally, conditions in the U.S. economy around labor, real estate, financing, and other inputs to corporate fundamentals suggest that the current high level of both profit margins and free cash flow with U.S. companies is not a fluke, but instead structural and likely to be maintained.

Rules, Regulations, and Restrictions

Our greatest long-term risk in the U.S. is economic policy, which the electorate will sort out in the next election. Lawmakers need to address the rapidly increasing regulatory burden and policy misdirection in the U.S. that shows no sign of abating. Americans are reminded of this burden every year, with the complexity of our tax code, but also in respect to the licenses and approvals required to start a business or enter a profession. This country’s prosperity is due in large part to thousands of small businesses that are challenged by heavy regulations and will likely be challenged by proposed regulations. For example, a debate on imposing a sales tax on Internet sales is moving forward without regard to its harm to smaller retailers. While the largest Internet-based operators, such as Amazon.com, Inc. and Ralph Lauren Corp., can bear the burden of collecting state sales taxes across 50 states, the tens of thousands of smaller and not-so-small Internet-based retailers likely cannot. A New York Times article recently noted that the cost of collecting sales taxes and the implementation and monitoring of the systems to collect, remit, and account for such sales taxes might exceed 13% of sales for smaller businesses. For many businesses, that is likely to represent the bulk, if not all, of their profits. Large businesses may criticize overregulation, but to a great extent, they benefit from it as it places a much greater burden on their fiercest competitors, the successful small- and mid-size companies that are innovators.

Why has regulation disguised as “policy” grown in the U.S., regardless of which political party is in power? Because the clear winners of an increased regulatory and “policy-making” environment are lawyers. Yet, where are the media articles examining whether more lawyers and legal services are productive uses of human and financial capital? It may be no surprise that lawyers comprised 8.4% of the people in the top 1% in income in 2005 and, almost assuredly, have since risen as a percentage of that group. Since 1960, the number of lawyers per capita in the United States has grown 2 ½ times, from less than 14 per 10,000 people in 1960 to more than 38 per 10,000 in 2010. The U.S. has the highest ratio of lawyers in the world, a staggering four times the world average, according to recent research (Magee, University of Texas, “The Optimum Number of Lawyers”). While our Congress and President have accomplished little in addressing America’s economic and fiscal future in the last several years (and longer, as the problem is multi-generational politically), much of the lack of progress creates a boom for lawyers who write, fight, and encourage legislation, whether in the courts, Congress, or the halls of bureaucracy centered in Washington, but with branches in all 50 states.

And then, of course, there is the private legal system and its version of a “full employment” policy for lawyers, which is the frivolous lawsuit. Regardless of how frivolous or misconceived a case may be, targets of lawsuits must pay for their defense costs and, even if they win, the costs for their defense aren’t shifted to plaintiffs. Regardless of the outcome, lawyers on both sides win as they are compensated handsomely. It’s different in England, the country which supplied the foundation for our legal system. Plaintiffs pay for the defense when they lose, something the U.S. should consider if we want to move away from our more litigious culture. Unfortunately, with the high number of lawyers employed in government, legal reform will not be in the best interest of the very individuals who govern and their staff, a high number of whom rely on the revolving door between government employment and private legal practice. The burden of our legal system is a high price to pay for the “right” to sue, especially when considering the nature of many lawsuits. For example, in November, parents of students on the Atrisco Heritage Academy high school football team filed a legal complaint seeking to have the athletes enter the New Mexico state finals. The team didn’t make the cut in

November because it lost its last game of its season. The litigation claimed that a referee incorrectly allowed the game clock to run out, which prevented the team from kicking a potentially game-winning field goal. Judge Shannon Bacon in the Second Judicial District of New Mexico eventually dismissed the litigation, explaining that the court does not serve as a “super referee” for sporting events. Is this an efficient use of resources?

How Much Should the Top 0.1% Contribute?

When evaluating taxation, it’s clear that the nation risks policy missteps. The rising rancor of debate about inequality in America is an example. We’re not taking sides, but we note that the astonishing lack of factual discussion (versus the current biased argument) is confirmation of the polarization of politics. In discussions about the top 1%, there are, we think, some serious oversights, or at least glossing over of reality. The 1.35 million taxpayers in this category include many successful business owners and hard working Americans who have an incentive to contribute to the success of our economy, to create jobs, and to realize the American Dream.

Regarding the top 0.1%, the average annual income is over $30 million, much of which is derived from equity and bond investing and is taxed at lower rates. We do agree with Warren Buffett and others that the truly wealthy should pay a higher tax rate than they currently do. Mr. Buffett makes great press discussing his low tax rate, but how many ordinary Americans are in a similar situation? His salary as CEO and Chairman of Berkshire Hathaway is $100,000, yet with his investments, his adjusted gross income for 2010 reached $62,855,038! When he needs money, he can sell stock from his personal investments or take income from the proceeds of a prior stock sale. Those options are simply not available to nearly all Americans. We also believe loopholes such as the treatment of carried interest for hedge funds and private equity funds should be closed as they are egregious handouts unnecessary to incentivize productive behavior. We must be careful, however, in the treatment of capital gains. America needs to encourage productive investment, of all kinds, here at home. Those willing to risk hard-earned, once taxed, savings or capital to invest should be treated favorably until they reach the top 0.1%. Capital, unlike labor, is a globally competitive arena for U.S. dollars, and there are many places in the world that have either no capital gains tax or capital gains taxes that are lower than the U.S. We must also be exceedingly careful about taxes on corporate profits of even very successful but ultimately not giant companies. They are the job creators, the innovators, and the competition that keeps the markets vital and the “too big to fail” at least somewhat responsive to growth opportunities in the U.S. Here too, the current tax code gives the largest companies an advantage, as in the case of General Electric Company which paid no corporate tax in 2010, while smaller companies routinely pay in excess of 40% of their profits in federal and state taxes, a rate that may be too high for businesses to be willing to invest and grow.

We should also note that in the top 0.1%, we have major forces we cannot control: globalization and Internet technology. The accelerated increase in the wealth of participants in these areas to some extent arises from using the Internet to leverage talents, companies, brands, and thus revenues in a global marketplace, at both speed and lower costs that were previously unimaginable. Examples are easy to see in our cultural icons — whether they are Oprah Winfrey or Kobe Bryant — who are, today, marketable across the globe, thanks in part to our country’s success in attracting billions of people across the world to, in effect, the U.S. lifestyle. But this effect is not limited to the cultural elite: it is also true for many businesses and the owners or managers that have taken advantage of globalization and the Internet to lead their companies into worldwide markets with previously unimaginable success. In the case of Steve Jobs, for example, we should be applauding his success, not decrying the result the Internet has had on his wealth, because if American businesses and entrepreneurs did not succeed in the global marketplace, the vacuum would be filled by others. It’s not a matter of preventing the advance of information technology and the success of entrepreneurs. Rather, it’s a matter of whether our country can continue producing the businesses and people to lead in coming years in the battleground that is set.

Many of our problems today stem from the use of government subsidies specific to certain projects or industries that have won political favor. Government should not be the allocator of capital as this can lead to misdirection and, sometimes, misuse, of capital as in the case of the solar subsidies wasted on Solyndra, a company that specialized in solar energy technology for rooftops. Alternative energy, in many forms, should be incentivized from a perspective of investing in research and development, stimulating jobs, and reducing America’s reliance on imported fuel. But the correct way to encourage the adoption of solar energy is to incentivize Americans to purchase alternative energy sources and let the consumer choose the best products. In other words, let the market create competition. With solar power, for example, the types of distribution systems, such as rooftop solar panels or solar energy generated and distributed by utility companies, should be encouraged and not be determined by government decisions, such as the case of Solyndra.

Going Forward

It’s clear to us at Alger that U.S. companies are doing an admirable job in difficult times. Uncertainty is not an acceptable management strategy, so businesses are continuing to move forward and seek opportunities to grow, even as Washington dithers. Despite our many concerns about the state of U.S. policy-making, we remain confident in the fundamental strength of our economic system and the vitality and creativity of corporate America — in its people and in its structure — to continue to define excellence in the global marketplace. We note that even on some of its broadest measures, the U.S. economy continues to show its strength. Thus, even in the hard pressed manufacturing sector there are signs of improvement. For example, Japanese auto company Honda Motor Co. plans to ramp up manufacturing in the U.S., which is expected to create thousands of jobs. As part of the initiative, Honda expects to double the capacity of its Greensburg, Indiana, plant to produce 200,000 cars a year, which will require the company to add 1,000 workers there. While the decision has been driven, in part, by the strength of the yen, we maintain that it is also a vote of confidence in U.S. manufacturing. On a broader scale, the economy is getting a boost from exporting, with the value of goods exported as a percentage of GDP growing from 7.3% in the first quarter of 2009 to 9.9% in the third quarter of 2011, according to the U.S. Department of Commerce. During the same period, the value of goods produced in the U.S. grew from approximately 25% of GDP to 28%.

Alger believes this is an exciting time for investors. Our research-driven and time-tested strategy for finding companies that can benefit from large-scale changes, such as those involving consumers, technology, emerging markets, and the economy is highly appropriate for these challenging times and, we believe, one which offers our clients potential for achieving attractive long-term performance.

Portfolio Matters

Alger Capital Appreciation Portfolio

The Alger Capital Appreciation Portfolio returned -0.30% for the one-year period ended December 31, 2011, compared to the 2.18 return of its benchmark, the Russell 3000 Growth Index.

During the period, the largest sector weightings in the Portfolio were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight was in Industrials and the largest sector underweight was in Consumer Staples. Relative outperformance in the Information Technology and Telecommunication Services sectors was the most important contributor to performance, while Financials and Energy detracted from results.

Among the most important relative contributors were Cisco Systems, Inc.; Aetna, Inc.; Lowe’s Companies, Inc.; Goodrich Corp.; and Pfizer, Inc. Shares of home improvement retailer Lowe’s generated strong returns after the company announced an increases in same store sales in the aftermath of Hurricane Irene. Lowe’s also announced that it had initiated a significant stock repurchase program.

Conversely, detracting from relative performance were Baker Hughes, Inc.; Arch Coal, Inc.; Newfield Exploration Co.; and International Business Machines Corp. Also detracting from performance was Human Genome Sciences, Inc. It is developing lupus treatments and its stock performed poorly following an announcement that sales of its Benlysta treatment were weak.

Alger Large Cap Growth Portfolio

The Alger Large Cap Growth Portfolio returned -0.35% for the one-year period ended December 31, 2011, compared to the 2.64% return of its benchmark, the Russell 1000 Growth Index.

For the year, the largest sector weightings in the Portfolio were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Health Care and Information Technology sectors was the most important contributor to performance, while Energy and Consumer Discretionary detracted from results.

Among the most important relative contributors were Chevron Corp.; Aetna, Inc.; Cisco Systems, Inc.; Pfizer, Inc.; and MasterCard, Inc. Aetna is a health maintenance organization and its stock performed well after the company announced that it had benefited from declining health care utilization.

Conversely, detracting from overall results on a relative basis were Exxon Mobil Corp.; Peabody Energy Corp.; Corning, Inc.; Citigroup, Inc.; and General Motors Co. Peabody Energy is the world’s largest coal company, producing both thermal and metallurgical coal. Its stock performance weakened after the company announced softening orders from customers and after prices for metallurgical coal declined.

Alger Mid Cap Growth Portfolio

The Alger Mid Cap Growth Portfolio returned -8.27% for the one-year period ended December 31, 2011, compared to the -1.65% return of its benchmark, the Russell Midcap Growth Index.

For the year, the largest sector weightings in the Portfolio were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Discretionary. Relative outperformance in the Industrials and Telecommunication Services sectors was the most important contributor to performance, while Energy and Consumer Discretionary detracted from results.

Among the most important relative contributors were Petrohawk Energy Corp.; NetLogic Microsystems Inc.; Aetna, Inc.; Westport Innovations, Inc.; and Dollar General Corp. Aetna is a health maintenance organization. During the year, the company announced that it had benefited from declining health care utilization.

Conversely, detracting from overall results on a relative basis were OpenTable, Inc.; Newfield Exploration Co.; Metabolix, Inc.; Arch Coal, Inc.; and Walter Energy, Inc.  Open Table provides an electronic restaurant reservation book used by roughly 15,000 restaurants in the U.S. Its stock performance was weak late in the year after the company announced disappointing third quarter earnings.

Alger SMid Cap Growth Portfolio

The Alger SMid Cap Growth Portfolio returned -3.87% for the one-year period ended December 31, 2011, compared to the -1.57% return of its benchmark, the Russell 2500 Growth Index.

For the year, the largest sector weightings in the Portfolio were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Industrials and the largest sector underweight for the period was in Health Care. Relative outperformance in the Information Technology and Consumer Discretionary sectors was the most important contributor to performance, while Energy and Materials detracted from results.

Among the most important relative contributors were NetLogic Microsystems, Inc.; GNC Holdings, Inc.; IAC/InterActiveCorp.; and Clean Harbors, Inc. Novellus Systems, Inc., which provides equipment and services for the fabrication of integrated circuits, also contributed to performance. Its stock performed strongly after the company was acquired at a premium by Lam Research Corp.

Conversely, detracting from overall results on a relative basis were Arch Coal, Inc., McDermott International, Inc.; AAR Corp.; Fortress Investment Group LLC.; and Greenhill & Co. Fortress Investment Group is an alternative asset manager focused on private equity, credit, and real estate assets. Its share price declined in response to concerns that a challenging investment environment could cause the firms’ performance-based fees to decline. In addition, the company’s CEO is taking a leave of absence due to a lawsuit filed against his previous employer, Fannie Mae, that alleges wrongdoing while he was in charge of the company.

Alger Small Cap Growth Portfolio

The Alger Small Cap Growth Portfolio returned -3.18% for the one-year period ended December 31, 2011, compared to the -2.91% return of its benchmark, the Russell 2000 Growth Index.

For the year, the largest sector weightings in the Portfolio were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Consumer Discretionary and the largest sector underweight for the period was in Health Care. Relative outperformance in the Information Technology and Health Care sectors was the most important contributor to performance, while Financials and Energy detracted from results.

Among the most important relative contributors were Ulta Salon Cosmetics & Fragrance, Inc.; Novellus Systems, Inc.; HealthSpring Inc.; NetLogic Microsystems, Inc.; and MAKO Surgical Corp. Novellus Systems, which provides equipment and services for the fabrication of integrated circuits, was acquired at a premium by Lam Research Corp., which boosted the performance of its stock.

Conversely, detracting from overall results on a relative basis were Quicksilver Resources Inc., Fortress Investment Group LLC.; Greenhill & Co.; AAR Corp.; and Kindred Healthcare Inc. Fortress Investment Group is an alternative asset manager focused on private equity, credit, and real estate assets. Its share price declined in response to concerns that a challenging investment environment could cause the firms’ performance-based fees to decline. In addition, the Fortress Investment Group’s CEO is taking a leave of absence due to a lawsuit filed against his previous employer, Fannie Mae, that alleges wrongdoing while he was in charge of the company.

Alger Growth & Income Portfolio

The Alger Growth & Income Portfolio returned 6.51% for the one-year period ended December 31, 2011, compared to the 2.11% return of its benchmark, the S&P 500 Index.

For the year, the largest sector weightings in the Alger Growth & Income Portfolio were in the Information Technology and Energy sectors. The largest sector overweight for the period was in Consumer Staples and the largest sector underweight for the period was in Health Care. Relative outperformance in the Health Care and Information Technology sectors was the most important contributor to performance, while Utilities and Industrials detracted from results.

Among the most important relative contributors were Bank of America Corp.; Bristol-Myers Squibb Co.; Citigroup, Inc.; Southern Co.; and Schlumberger Ltd. Bristol Myers Squibb is a global pharmaceutical company with a focus in cardiovascular disease, virology and oncology. Bristol-Myers stock performed well after the company received new product approvals and announced that it was acquiring Inhibitex, which is a biotech company with a novel treatment for Hepatitis C.

Conversely, detracting from overall results on a relative basis were Arch Coal Inc.; Corning, Inc.; KKR & Co., LP; and Lazard Ltd. Inergy LP, which is a diversified energy infrastructure and distribution company, also detracted from performance. Weak margins in its refining operations caused its stock to underperform.

Alger Balanced Portfolio

The Alger Balanced Portfolio returned 0.03% for the one-year period ended December 31, 2011. The equity portion of the Portfolio underperformed the 2.64% return of the Russell 1000 Growth Index, and the fixed-income portion trailed the 8.74% return of the Barclays Capital U.S. Government/Credit Bond Index.

Regarding the equity portion of the Portfolio, the largest sector weightings were in the Information Technology and Energy sectors. The largest sector overweight for the period was in Financials and the largest sector underweight for the period was in Consumer

Discretionary. Relative outperformance in the Health Care and Industrials sectors was the most important contributor to performance, while Financials and Consumer Discretionary detracted from results.

Among the most important relative contributors were Pfizer, Inc.; Cisco Systems, Inc.; Chevron Corp.; Google, Inc.; and CVS Caremark Corp. Google, which is a search engine and advertising firm, posted third quarter revenues and earnings that exceeded optimistic expectations. The company disclosed that spending by its 1000 largest advertisers increased over 100% year over year.

Conversely, detracting from overall results on a relative basis were Corning, Inc., Exxon Mobil Corp.; Citigroup Inc.; OpenTable, Inc.; and McDonald’s Corp. OpenTable provides an electronic restaurant reservation book used by roughly 15,000 restaurants in the U.S. Its stock performance was weak late in the year after the company announced disappointing third quarter earnings.

Regarding the fixed-income portion of the Portfolio, as of December 31, 2011, 77% was in corporate securities and 23% was in U.S. Treasuries. During the year, the number of securities held was reduced from 85 to 21. The average maturity was shortened and the overall quality of holdings was improved. There was minimal trading activity later in the year as opportunities were difficult to locate. We believe the fixed-income portion of the Portfolio is well positioned for a potential rising rate environment, although rates will probably remain at current levels for the first half of 2012. Economic uncertainty worldwide continues, so we believe that reducing the number of fixed-income holdings in the Portfolio and focusing on quality as opposed to chasing yield will be a prudent strategy in 2012.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA
Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of The Alger Portfolios. This report is not authorized for distribution to prospective investors in the Portfolios unless proceeded or accompanied by an effective prospectus. Individual Portfolio returns represent the fiscal 12-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance information quoted in this material represents past performance, which is not an indication or a guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Alger Portfolio’s management in this report are as of the date of the Shareholders Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Portfolio. Please refer to the Schedule of Investments for each Portfolio which is included in this report for a complete list of Portfolio holdings as of December 31, 2011. Securities mentioned in the Shareholders Letter, if not found in the Schedule of Investments, may have been held by the Portfolios during the 12-month fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Portfolios that invest in fixed-income securities, such as the Alger Balanced Portfolio, are subject to the fixed-income securities’ sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. They are also subject to the risk of a decline in the value of the Portfolio’s securities in the event of an issuer’s falling credit rating or actual default. The Portfolios that invest in mortgage and asset-backed securities are subject to prepayment risk; thus the average life of the security may be less than maturity. Portfolios that participate in leveraging, such as the Alger Capital Appreciation Portfolio and the Alger SMid Cap Growth Portfolio, are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Portfolio’s net asset value can decrease more quickly than if the Portfolio had not borrowed. For a more detailed discussion of the risks associated with a Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•                  Empirical Research Partners provides research on a variety of investment topics for institutional investors.

•                  Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 98% of the U.S. Equity Market.

•                  Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

•                  Russell 2500 Growth Index measures the performance of the small to midcap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the small to midcap segment of the U.S. equity universe, commonly referred to as SMid cap. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

•                  Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

•                  The Barclays Capital U.S. Government/Credit Bond Index tracks the performance of government and corporate bonds.

ALGER CAPITAL APPRECIATION PORTFOLIO

Portfolio Highlights Through December 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Russell 3000 Growth Index (unmanaged indexes of common stocks) for the ten years ended December 31, 2011. Figures for the Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Russell 3000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/25/1995
Class I-2 (Inception 1/25/95)	(0.30)%	4.71%	5.17%	12.05%
Class S (Inception 5/1/02)(i)	(0.63)%	4.40%	4.93%	11.79%
Russell 1000 Growth Index	2.64%	2.50%	2.60%	7.14%
Russell 3000 Growth Index	2.18%	2.46%	2.74%	6.94%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER LARGE CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2011. Figures for the Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/6/1989
Class I-2 (Inception 1/6/89)	(0.35)%	1.49%	1.94%	9.97%
Class S (Inception 5/1/02)(i)	(0.76)%	1.17%	1.70%	9.70%
Russell 1000 Growth Index	2.64%	2.50%	2.60%	8.76%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER MID CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2011. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/3/1993
Class I-2 (Inception 5/3/93)	(8.27)%	(1.87)%	2.63%	9.84%
Class S (Inception 5/1/02)(i)	(8.59)%	(2.16)%	2.40%	9.59%
Russell Midcap Growth Index	(1.65)%	2.44%	5.29%	8.47%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER SMID CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth Portfolio Class I-2 shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) from January 2, 2008, the inception date of the Alger SMid Cap Growth Portfolio, through December 31, 2011. Figures for both the Alger SMid Cap Growth Class I-2 shares and the Russell 2500 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	Since 1/2/2008
Class I-2 (Inception 1/2/08)	(3.87)%	n/a	(3.65)%
Russell 2500 Growth Index	(1.57)%	n/a	1.65%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER SMALL CAP GROWTH PORTFOLIO

Portfolio Highlights Through December 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2011. Figures for both the Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 12/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/21/1988
Class I-2 (Inception 9/21/88)	(3.18)%	2.02%	6.62%	9.49%
Class S (Inception 5/1/02)(i)	(3.41)%	1.76%	6.31%	9.20%
Russell 2000 Growth Index	(2.91)%	2.09%	4.48%	6.80%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER GROWTH & INCOME PORTFOLIO

Portfolio Highlights Through December 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended December 31, 2011. Figures for each of the Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 12/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/15/1988
Class I-2 (Inception 11/15/88)	6.51%	1.05%	1.40%	8.03%
S&P 500 Index	2.11%	(0.25)%	2.92%	9.28%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER BALANCED PORTFOLIO

Portfolio Highlights Through December 31, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U.S. Gov’t/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended December 31, 2011. Figures for each of the Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Barclays Capital U.S. Gov’t/Credit Bond Index include reinvestment of dividends and interest.

PERFORMANCE COMPARISON AS OF 12/31/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/5/1989
Class I-2 (Inception 9/5/89)	0.03%	1.81%	3.09%	7.31%
Russell 1000 Growth Index	2.64%	2.50%	2.60%	7.69%
Barclays Capital U.S. Gov’t/Credit Bond Index	8.74%	6.55%	5.85%	7.12%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

Portfolio Summary†

December 31, 2011 (Unaudited)

SECTORS	Capital Appreciation	Large Cap Growth	Mid Cap Growth
Consumer Discretionary	15.4%	11.7%	19.3%
Consumer Staples	9.0	10.4	2.5
Energy	9.8	10.7	9.2
Financials	2.3	4.2	6.5
Health Care	12.9	9.2	13.8
Industrials	14.2	12.6	16.5
Information Technology	25.7	29.8	20.0
Materials	4.2	5.1	5.6
Telecommunication Services	2.4	0.0	1.2
Short-Term and Net Other Assets	4.1	6.3	5.4
	100.0%	100.0%	100.0%

SECTORS	SMid Cap Growth	Small Cap Growth	Growth & Income
Consumer Discretionary	16.5%	15.6%	8.0%
Consumer Staples	4.4	3.1	13.2
Energy	8.5	8.6	13.4
Financials	7.1	6.2	12.1
Health Care	16.3	17.2	9.1
Industrials	22.9	16.7	10.4
Information Technology	24.1	23.0	17.1
Materials	5.4	4.5	5.6
Telecommunication Services	1.4	0.6	3.2
Utilities	1.3	1.2	2.5
Short-Term and Net Other Assets	(7.9)	3.3	5.4
	100.0%	100.0%	100.0%

SECTORS/SECURITY TYPES	Balanced
Consumer Discretionary	6.7%
Consumer Staples	5.8
Energy	6.2
Financials	2.7
Health Care	5.4
Industrials	6.7
Information Technology	15.9
Materials	3.5
Telecommunication Services	0.3
Total Equity Securities	53.2%
Corporate Bonds	30.9%
U.S. Government & Agency Obligations (excluding Mortgage Backed)	9.3
Total Debt Securities	40.2%
Short-Term and Net Other Assets	6.6%
100.0%

† Based on net assets for each Portfolio.

THE ALGER PORTFOLIOS  |  ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments‡ December 31, 2011

	SHARES	VALUE
COMMON STOCKS—95.5%
ADVERTISING—1.3%
Focus Media Holding Ltd.#*	198,091	$3,860,794

AEROSPACE & DEFENSE—1.3%
Goodrich Corp.	11,100	1,373,070
United Technologies Corp.	34,500	2,521,605
		3,894,675
AIR FREIGHT & LOGISTICS—2.1%
FedEx Corp.	18,400	1,536,584
United Parcel Service, Inc., Cl. B	68,800	5,035,472
		6,572,056
AIRLINES—0.4%
United Continental Holdings, Inc.*	71,000	1,339,770

APPAREL RETAIL—0.4%
Abercrombie & Fitch Co., Cl. A	25,400	1,240,536

APPLICATION SOFTWARE—1.0%
Adobe Systems, Inc. *	33,200	938,564
Nice Systems Ltd. #*	20,500	706,225
Salesforce.com, Inc. *	14,200	1,440,732
		3,085,521
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
Blackstone Group LP	52,700	738,327

AUTO PARTS & EQUIPMENT—0.8%
Delphi Automotive PLC *	36,300	781,902
Lear Corp.	41,300	1,643,740
		2,425,642
BIOTECHNOLOGY—1.4%
Dendreon Corp. *	42,900	326,040
Gilead Sciences, Inc. *	48,500	1,985,105
Human Genome Sciences, Inc. *	64,700	478,133
United Therapeutics Corp. *	33,985	1,605,791
		4,395,069
BROADCASTING & CABLE TV—0.4%
CBS Corp., Cl. B	48,500	1,316,290

CABLE & SATELLITE—0.9%
Comcast Corporation, Cl. A	123,100	2,918,701

CASINOS & GAMING—1.0%
Las Vegas Sands Corp.*	69,800	2,982,554

COAL & CONSUMABLE FUELS—0.6%
Arch Coal, Inc.	121,700	1,765,867

COMMUNICATIONS EQUIPMENT—2.2%
Ciena Corp. *	30,400	367,840
Cisco Systems, Inc.	61,600	1,113,728
QUALCOMM, Inc.	97,600	5,338,720
		6,820,288

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER HARDWARE—7.3%
Apple, Inc.*	55,300	$22,396,500

COMPUTER STORAGE & PERIPHERALS—1.6%
EMC Corp. *	76,200	1,641,348
NetApp, Inc. *	66,300	2,404,701
Seagate Technology PLC	63,400	1,039,760
		5,085,809
CONSTRUCTION & ENGINEERING—0.2%
Chicago Bridge & Iron Co., NV#	18,900	714,420

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.3%
Caterpillar, Inc.	46,722	4,233,013
Deere & Co.	15,800	1,222,130
WABCO Holdings, Inc. *	35,838	1,555,369
		7,010,512
DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Mastercard, Inc.	7,800	2,907,996

DIVERSIFIED BANKS—1.1%
Wells Fargo & Co.	121,200	3,340,272

DIVERSIFIED METALS & MINING—1.3%
Freeport-McMoRan Copper & Gold, Inc.	80,300	2,954,237
Molycorp, Inc. *	41,300	990,374
		3,944,611
DRUG RETAIL—2.2%
CVS Caremark Corp.	165,200	6,736,856

EDUCATION SERVICES—0.5%
New Oriental Education & Technology Group#*	65,800	1,582,490

ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Cooper Industries PLC, CL. A	50,700	2,745,405

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Republic Services, Inc.	54,820	1,510,291

FERTILIZERS & AGRICULTURAL CHEMICALS—0.8%
Monsanto Co.	22,200	1,555,554
Mosaic Co., /The	17,500	882,525
		2,438,079
FOOTWEAR—1.1%
NIKE, Inc., Cl. B	19,500	1,879,215
Salvatore Ferragamo Italia SpA *	106,563	1,404,180
		3,283,395
GENERAL MERCHANDISE STORES—1.6%
Dollar General Corp. *	46,800	1,925,352
Target Corp.	61,600	3,155,152
		5,080,504
HEALTH CARE EQUIPMENT—1.7%
Covidien PLC	90,200	4,059,902
Insulet Corp. *	59,400	1,118,502
		5,178,404

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—0.9%
HCA Holdings, Inc. *	41,100	$905,433
Universal Health Services, Inc., Cl. B	45,000	1,748,700
		2,654,133
HEALTH CARE SERVICES—1.4%
Express Scripts, Inc.*	100,000	4,469,000

HOME IMPROVEMENT RETAIL—1.9%
Lowe’s Companies, Inc.	227,000	5,761,260

HOMEBUILDING—0.6%
Lennar Corp., Cl. A	34,100	670,065
Toll Brothers, Inc. *	51,900	1,059,798
		1,729,863
HOTELS RESORTS & CRUISE LINES—0.2%
Wyndham Worldwide Corporation	17,000	643,110

HOUSEHOLD PRODUCTS—2.5%
Procter & Gamble Co., /The	113,500	7,571,585

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
Towers Watson & Co.	17,900	1,072,747

INDUSTRIAL CONGLOMERATES—0.7%
Tyco International Ltd.	46,800	2,186,028

INDUSTRIAL MACHINERY—2.4%
Eaton Corp.	24,700	1,075,191
Ingersoll-Rand PLC	8,000	243,760
Stanley Black & Decker, Inc.	80,500	5,441,800
Timken Co.	18,300	708,393
		7,469,144
INTEGRATED OIL & GAS—3.9%
ConocoPhillips	95,400	6,951,798
Royal Dutch Shell PLC #	66,600	4,867,794
		11,819,592
INTERNET RETAIL—1.9%
Amazon.com, Inc.*	35,370	6,122,546

INTERNET SOFTWARE & SERVICES—6.5%
eBay, Inc. *	153,200	4,646,556
Google, Inc., Cl. A *	12,300	7,944,570
IAC/InterActiveCorp.	84,200	3,586,920
VistaPrint NV *	103,400	3,164,040
Yahoo! Inc. *	40,300	650,039
		19,992,125
IT CONSULTING & OTHER SERVICES—2.4%
Cognizant Technology Solutions Corp., Cl. A *	23,300	1,498,423
International Business Machines Corp.	32,000	5,884,160
		7,382,583
LEISURE PRODUCTS—1.2%
Coach, Inc.	14,900	909,496
Hanesbrands, Inc. *	42,900	937,794

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE PRODUCTS—(CONT.)
PVH Corp.	25,600	$1,804,544
		3,651,834
LIFE & HEALTH INSURANCE—0.0%
MetLife, Inc.	4,700	146,546

LIFE SCIENCES TOOLS & SERVICES—1.2%
Life Technologies Corp. *	43,300	1,684,803
Thermo Fisher Scientific, Inc. *	44,500	2,001,165
		3,685,968
MANAGED HEALTH CARE—3.3%
Aetna, Inc.	156,500	6,602,735
Cigna Corp.	43,400	1,822,800
UnitedHealth Group, Inc.	33,700	1,707,916
		10,133,451
MORTGAGE REITS—0.3%
Annaly Capital Management, Inc.	62,600	999,096

OIL & GAS EQUIPMENT & SERVICES—3.3%
Baker Hughes, Inc.	105,900	5,150,976
Cameron International Corp. *	22,000	1,082,180
Halliburton Company	81,700	2,819,467
National Oilwell Varco, Inc.	18,700	1,271,413
		10,324,036
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Cabot Oil & Gas Corp.	6,400	485,760
Kodiak Oil & Gas Corp. *	102,000	969,000
Pioneer Natural Resources Co.	17,500	1,565,900
Whitinig Petroleum Corp. *	9,900	462,231
		3,482,891
OIL & GAS REFINING & MARKETING—0.3%
Marathon Petroleum Corp.	26,500	882,185

OIL & GAS STORAGE & TRANSPORTATION—0.6%
Plains All American Pipeline LP	27,100	1,990,495

OTHER DIVERSIFIED FINANCIAL SERVICES—0.1%
JPMorgan Chase & Co.	9,241	307,263

PAPER PRODUCTS—0.4%
International Paper Co.	42,600	1,260,960

PHARMACEUTICALS—2.7%
Allergan, Inc.	7,800	684,372
Johnson & Johnson	43,200	2,833,056
Pfizer, Inc.	195,000	4,219,800
Teva Pharmaceutical Industries Ltd. #	17,800	718,408
		8,455,636
RAILROADS—1.1%
CSX Corp.	154,400	3,251,664

RESEARCH & CONSULTING SERVICES—0.7%
IHS, Inc., Cl. A *	8,500	732,360

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—(CONT.)
Verisk Analytic, Inc., Cl. A *	34,100	$1,368,433
		2,100,793
RESIDENTIAL REITS—0.6%
Home Properties, Inc.	29,666	1,707,872

RESTAURANTS—1.6%
McDonald’s Corp.	40,400	4,053,332
Starbucks Corp.	18,100	832,781
		4,886,113
SEMICONDUCTOR EQUIPMENT—0.5%
Lam Research Corp.*	40,700	1,506,714

SEMICONDUCTORS—2.0%
Avago Technologies Ltd.	57,200	1,650,792
Broadcom Corp., Cl. A *	66,200	1,943,632
ON Semiconductor Corp. *	129,900	1,002,828
Skyworks Solutions, Inc. *	102,700	1,665,794
		6,263,046
SOFT DRINKS—2.8%
Coca-Cola Co., /The	60,000	4,198,200
PepsiCo, Inc.	69,400	4,604,690
		8,802,890
SPECIALTY CHEMICALS—1.6%
Celanese Corp.	36,100	1,598,147
Cytec Industries, Inc.	43,330	1,934,685
Rockwood Holdings, Inc. *	32,500	1,279,525
		4,812,357
STEEL—0.0%
Allegheny Technologies, Inc.	2,800	133,840

SYSTEMS SOFTWARE—1.3%
Oracle Corp.	150,400	3,857,760

TOBACCO—1.5%
Philip Morris International, Inc.	60,300	4,732,344

TRADING COMPANIES & DISTRIBUTORS—1.0%
United Rentals, Inc. *	60,500	1,787,775
WESCO International, Inc. *	23,900	1,266,939
		3,054,714
TRUCKING—0.3%
Hertz Global Holdings, Inc.*	67,700	793,444

WIRELESS TELECOMMUNICATION SERVICES—2.4%
American Tower Corp., Cl. A	35,700	2,142,357
SBA Communications Corp. *	44,798	1,924,522
Vodafone Group PLC #	115,100	3,226,253
		7,293,132
TOTAL COMMON STOCKS (Cost $294,650,266)		294,702,394

	SHARES	VALUE
CONVERTIBLE PREFERRED STOCK—0.3%
PHARMACEUTICALS—0.3%
Merrimack Pharmaceuticals, Inc., Series G*,(L3),(a) (Cost $903,385)	129,055	$903,385

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.1%
DIVERSIFIED METALS & MINING—0.1%
Molycorp, Inc., 3.25%, 6/15/16(L2)(b) (Cost $260,000)	260,000	222,300

Total Investments (Cost $295,813,651)(c)	95.9%	295,828,079
Other Assets in Excess of Liabilities	4.1	12,529,577

NET ASSETS	100.0%	$308,357,656

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933 and deemed to be illiquid. Security was acquired on April 6, 2011 for a cost of $903,385 and represents 0.3% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.1% of the net assets of the Fund.

(c)

At December 31, 2011, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $298,274,775, amounted to $2,446,696 which consisted of aggregate gross unrealized appreciation of $20,055,901 and aggregate gross unrealized depreciation of $22,502,597.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER LARGE CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2011

	SHARES	VALUE
COMMON STOCKS—93.7%
AEROSPACE & DEFENSE—2.7%
Boeing Co., /The	42,050	$3,084,368
General Dynamics Corp.	41,500	2,756,015
United Technologies Corp.	36,200	2,645,858
		8,486,241
AIR FREIGHT & LOGISTICS—2.2%
FedEx Corp.	40,400	3,373,804
United Parcel Service, Inc., Cl. B	44,600	3,264,274
		6,638,078
AIRLINES—0.5%
Delta Air Lines, Inc.*	195,400	1,580,786

APPLICATION SOFTWARE—1.4%
Adobe Systems, Inc. *	89,800	2,538,646
Salesforce.com, Inc. *	17,600	1,785,696
		4,324,342
ASSET MANAGEMENT & CUSTODY BANKS—1.8%
BlackRock, Inc.	14,100	2,513,184
Blackstone Group LP	211,500	2,963,115
		5,476,299
AUTO PARTS & EQUIPMENT—0.8%
Johnson Controls, Inc.	76,700	2,397,642

AUTOMOBILE MANUFACTURERS—0.7%
Ford Motor Co.*	198,800	2,139,088

BIOTECHNOLOGY—1.1%
Gilead Sciences, Inc.*	84,500	3,458,585

BREWERS—0.5%
Anheuser-Busch InBev NV#	25,800	1,573,542

CABLE & SATELLITE—1.6%
Comcast Corporation, Cl. A	143,300	3,397,643
DISH Network Corp.	54,400	1,549,312
		4,946,955
CASINOS & GAMING—1.4%
Las Vegas Sands Corp. *	60,700	2,593,711
Wynn Resorts Ltd.	14,600	1,613,154
		4,206,865
COAL & CONSUMABLE FUELS—0.6%
Peabody Energy Corp.	59,500	1,970,045

COMMUNICATIONS EQUIPMENT—4.3%
Cisco Systems, Inc.	131,850	2,383,848
Corning, Inc.	235,700	3,059,386
Juniper Networks, Inc. *	84,600	1,726,686
QUALCOMM, Inc.	111,590	6,103,973
		13,273,893
COMPUTER HARDWARE—6.0%
Apple, Inc.*	46,450	18,812,249

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—1.9%
EMC Corp. *	169,900	$3,659,646
NetApp, Inc. *	63,400	2,299,518
		5,959,164
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.6%
Caterpillar, Inc.	34,400	3,116,640
Cummins, Inc.	19,800	1,742,796
		4,859,436
CONSUMER FINANCE—0.5%
American Express Co.	32,500	1,533,025

DATA PROCESSING & OUTSOURCED SERVICES—1.0%
Mastercard, Inc.	8,500	3,168,970

DIVERSIFIED CHEMICALS—1.7%
Dow Chemical Co., /The	75,300	2,165,628
EI Du Pont de Nemours & Co.	59,300	2,714,754
		4,880,382
DIVERSIFIED METALS & MINING—1.3%
Cliffs Natural Resources, Inc.	29,800	1,858,030
Freeport-McMoRan Copper & Gold, Inc.	61,400	2,258,906
		4,116,936
DRUG RETAIL—2.0%
CVS Caremark Corp.	102,400	4,175,872
Walgreen Co.	55,500	1,834,830
		6,010,702
ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Emerson Electric Co.	49,600	2,310,864

ENVIRONMENTAL & FACILITIES SERVICES—0.9%
Republic Services, Inc.	97,600	2,688,880

FERTILIZERS & AGRICULTURAL CHEMICALS—0.8%
Mosaic Co., /The	49,700	2,506,371

FOOTWEAR—0.8%
NIKE, Inc., Cl. B	25,100	2,418,887

GENERAL MERCHANDISE STORES—1.1%
Target Corp.	63,500	3,252,470

GOLD—0.7%
Goldcorp, Inc.	47,600	2,106,300

HEALTH CARE EQUIPMENT—0.7%
Covidien PLC	50,800	2,286,508

HEALTH CARE SERVICES—1.2%
Express Scripts, Inc.*	83,600	3,736,084

HOME IMPROVEMENT RETAIL—1.3%
Lowe’s Companies, Inc.	156,000	3,959,280

HOTELS RESORTS & CRUISE LINES—1.6%
Carnival Corp.	73,700	2,405,568

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOTELS RESORTS & CRUISE LINES—(CONT.)
Starwood Hotels & Resorts Worldwide, Inc.	55,600	$2,667,132
		5,072,700
HOUSEHOLD PRODUCTS—2.0%
Procter & Gamble Co., /The	90,050	6,007,236

HYPERMARKETS & SUPER CENTERS—1.1%
Wal-Mart Stores, Inc.	56,500	3,376,440

INDUSTRIAL CONGLOMERATES—0.9%
Tyco International Ltd.	59,800	2,793,258

INDUSTRIAL MACHINERY—2.0%
Eaton Corp.	46,300	2,015,439
Ingersoll-Rand PLC	41,900	1,276,693
Stanley Black & Decker, Inc.	40,700	2,751,320
		6,043,452
INTEGRATED OIL & GAS—5.5%
Chevron Corp.	46,000	4,894,400
Exxon Mobil Corp.	87,600	7,424,976
Royal Dutch Shell PLC #	58,400	4,268,456
		16,587,832
INTERNET RETAIL—1.7%
Amazon.com, Inc.*	32,000	5,539,200

INTERNET SOFTWARE & SERVICES—5.5%
Baidu, Inc. #*	13,400	1,560,698
eBay, Inc. *	86,600	2,626,578
Google, Inc., Cl. A *	15,350	9,914,564
LinkedIn Corp. *	24,300	1,531,143
Yahoo! Inc. *	81,400	1,312,982
		16,945,965
IT CONSULTING & OTHER SERVICES—3.2%
Cognizant Technology Solutions Corp., Cl. A *	32,200	2,070,782
International Business Machines Corp.	41,600	7,649,408
		9,720,190
LIFE SCIENCES TOOLS & SERVICES—0.7%
Thermo Fisher Scientific, Inc.*	46,900	2,109,093

MANAGED HEALTH CARE—1.7%
Aetna, Inc.	74,500	3,143,155
Cigna Corp.	46,900	1,969,800
		5,112,955
MOVIES & ENTERTAINMENT—0.7%
Walt Disney Co., /The	57,300	2,148,750

OIL & GAS EQUIPMENT & SERVICES—2.9%
Baker Hughes, Inc.	64,500	3,137,280
Schlumberger Ltd.	60,900	4,160,079
Weatherford International Ltd. *	110,900	1,623,576
		8,920,935

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—1.7%
Devon Energy Corp.	59,400	$3,682,800
Nexen, Inc.	101,100	1,608,501
		5,291,301
OTHER DIVERSIFIED FINANCIAL SERVICES—1.4%
BM&F Bovespa SA (L2)	302,900	1,593,184
JPMorgan Chase & Co.	83,500	2,776,375
		4,369,559
PAPER PRODUCTS—0.6%
International Paper Co.	66,800	1,977,280

PHARMACEUTICALS—3.8%
Allergan, Inc.	21,600	1,895,184
Johnson & Johnson	59,400	3,895,452
Pfizer, Inc.	140,400	3,038,256
Teva Pharmaceutical Industries Ltd. #	66,100	2,667,796
		11,496,688
RAILROADS—1.0%
CSX Corp.	153,100	3,224,286

SEMICONDUCTORS—2.5%
Broadcom Corp., Cl. A *	90,300	2,651,208
Intel Corp.	68,355	1,657,609
Micron Technology, Inc. *	166,500	1,047,285
Texas Instruments, Inc.	79,100	2,302,601
		7,658,703
SOFT DRINKS—3.6%
Coca-Cola Co., /The	74,400	5,205,768
PepsiCo, Inc.	89,700	5,951,595
		11,157,363
SPECIALIZED FINANCE—0.5%
CME Group, Inc.	6,400	1,559,488

SYSTEMS SOFTWARE—4.0%
Check Point Software Technologies Ltd. *	36,200	1,901,948
Microsoft Corp.	141,711	3,678,818
Oracle Corp.	201,100	5,158,215
VMware, Inc., Cl. A *	17,700	1,472,463
		12,211,444
TOBACCO—1.2%
Philip Morris International, Inc.	48,800	3,829,824

TOTAL COMMON STOCKS (Cost $274,495,307)		288,232,811

Total Investments (Cost $274,495,307)(a)	93.7%	288,232,811
Other Assets in Excess of Liabilities	6.3	19,342,780

NET ASSETS	100.0%	$307,575,591

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At December 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $274,786,443, amounted to $13,446,368 which consisted of aggregate gross unrealized appreciation of $34,440,778 and aggregate gross unrealized depreciation of $20,994,410.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2011

	SHARES	VALUE
COMMON STOCKS—92.9%
AEROSPACE & DEFENSE—4.1%
Spirit Aerosystems Holdings, Inc., Cl. A *	145,600	$3,025,568
Triumph Group, Inc.	45,600	2,665,320
		5,690,888
APPAREL RETAIL—1.8%
Fast Retailing Co., Ltd.	5,800	1,055,025
Limited Brands, Inc.	33,800	1,363,830
		2,418,855
APPLICATION SOFTWARE—4.4%
Adobe Systems, Inc. *	96,000	2,713,920
Cadence Design Systems, Inc. *	201,800	2,098,720
Informatica Corp. *	11,700	432,081
QLIK Technologies, Inc. *	13,200	319,440
SolarWinds, Inc. *	17,300	483,535
		6,047,696
ASSET MANAGEMENT & CUSTODY BANKS—2.1%
Blackstone Group LP	101,500	1,422,015
KKR & Co., LP	106,600	1,367,678
		2,789,693
AUTO PARTS & EQUIPMENT—1.0%
BorgWarner, Inc. *	10,300	656,522
Delphi Automotive PLC *	32,900	708,666
		1,365,188
BIOTECHNOLOGY—1.7%
Human Genome Sciences, Inc. *	92,800	685,792
United Therapeutics Corp. *	34,300	1,620,675
		2,306,467
BROADCASTING & CABLE TV—1.0%
CBS Corp., Cl. B	51,900	1,408,566

CASINOS & GAMING—0.9%
Wynn Resorts Ltd.	11,600	1,281,684

CHEMICALS—1.4%
Metabolix, Inc.*	430,100	1,956,955

COAL & CONSUMABLE FUELS—2.1%
Arch Coal, Inc.	92,300	1,339,273
Peabody Energy Corp.	46,000	1,523,060
		2,862,333
COMMUNICATIONS EQUIPMENT—2.3%
Acme Packet, Inc. *	38,400	1,186,944
Ciena Corp. *	29,300	354,530
Juniper Networks, Inc. *	23,000	469,430
Riverbed Technology, Inc. *	49,500	1,163,250
		3,174,154
COMPUTER STORAGE & PERIPHERALS—1.8%
NetApp, Inc. *	57,700	2,092,779

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—(CONT.)
Seagate Technology PLC	22,200	$364,080
		2,456,859
CONSTRUCTION & ENGINEERING—1.7%
Aecom Technology Corp. *	55,300	1,137,521
Chicago Bridge & Iron Co., NV #	30,000	1,134,000
		2,271,521
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.4%
WABCO Holdings, Inc. *	15,800	685,720
Westport Innovations, Inc. *	38,000	1,263,120
		1,948,840
CONSTRUCTION MATERIALS—0.4%
Anhui Conch Cement Co., Ltd.	172,100	510,765

CONSUMER FINANCE—0.5%
Discover Financial Services	29,700	712,800

DISTILLERS & VINTNERS—1.3%
Beam, Inc.	6,700	343,241
Brown-Forman Corp., Cl. B	17,900	1,441,129
		1,784,370
DIVERSIFIED CHEMICALS—0.3%
Solutia, Inc.*	22,900	395,712

DIVERSIFIED METALS & MINING—2.0%
Cliffs Natural Resources, Inc.	15,100	941,485
Molycorp, Inc. *	36,500	875,270
Walter Energy, Inc.	14,400	872,064
		2,688,819
EDUCATION SERVICES—1.6%
Apollo Group, Inc., Cl. A *	29,700	1,599,939
New Oriental Education & Technology Group #*	23,500	565,175
		2,165,114
ELECTRICAL COMPONENTS & EQUIPMENT—2.4%
AMETEK, Inc.	51,900	2,184,990
Cooper Industries PLC, CL. A	19,600	1,061,340
		3,246,330
ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Stericycle, Inc.*	8,700	677,904

FOOTWEAR—1.3%
Deckers Outdoor Corp. *	12,800	967,296
Salvatore Ferragamo Italia SpA *	66,800	880,223
		1,847,519
GENERAL MERCHANDISE STORES—1.6%
Dollar General Corp. *	37,100	1,526,294
Family Dollar Stores, Inc.	12,000	691,920
		2,218,214
HEALTH CARE EQUIPMENT—0.8%
Hospira, Inc.*	35,400	1,075,098

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—0.5%
Tenet Healthcare Corporation *	78,600	$403,218
Universal Health Services, Inc., Cl. B	8,800	341,968
		745,186
HEALTH CARE SERVICES—0.8%
HMS Holdings Corp.*	34,700	1,109,706

HEALTH CARE TECHNOLOGY—2.5%
Agilent Technologies, Inc. *	37,400	1,306,382
Allscripts Healthcare Solutions, Inc. *	108,600	2,056,884
		3,363,266
HOME ENTERTAINMENT SOFTWARE—1.0%
Take-Two Interactive Software, Inc.*	97,200	1,317,060

HOMEBUILDING—0.8%
Lennar Corp., Cl. A	59,200	1,163,280

HOTELS RESORTS & CRUISE LINES—2.0%
Orient-Express Hotels Ltd., Cl. A *	80,500	601,335
Royal Caribbean Cruises Ltd.	38,800	961,076
Starwood Hotels & Resorts Worldwide, Inc.	22,400	1,074,528
		2,636,939
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.1%
Robert Half International, Inc.	52,100	1,482,766

INDUSTRIAL MACHINERY—4.1%
Pall Corp.	36,100	2,063,115
SPX Corp.	46,200	2,784,474
Stanley Black & Decker, Inc.	11,000	743,600
		5,591,189
INTERNET SOFTWARE & SERVICES—2.8%
OpenTable, Inc.*	96,272	3,767,123

IT CONSULTING & OTHER SERVICES—1.0%
Cognizant Technology Solutions Corp., Cl. A*	20,800	1,337,648

LEISURE PRODUCTS—2.8%
Coach, Inc.	39,000	2,380,560
Lululemon Athletica, Inc. *	7,500	349,950
Michael Kors Holdings Ltd. *	25,260	688,335
PVH Corp.	4,800	338,352
		3,757,197
LIFE SCIENCES TOOLS & SERVICES—1.6%
Life Technologies Corp.*	56,800	2,210,088

MANAGED HEALTH CARE—2.5%
Aetna, Inc.	35,900	1,514,621
Cigna Corp.	48,200	2,024,400
		3,539,021
MOTORCYCLE MANUFACTURERS—1.3%
Harley-Davidson, Inc.	46,500	1,807,455

NETWORKING EQUIPMENT—0.8%
Fortinet, Inc.*	48,200	1,051,242

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS DRILLING—0.8%
Nabors Industries Ltd.*	61,100	$1,059,474

OIL & GAS EQUIPMENT & SERVICES—2.6%
Cameron International Corp. *	43,600	2,144,684
Superior Energy Services, Inc. *	51,600	1,467,504
		3,612,188
OIL & GAS EXPLORATION & PRODUCTION—3.7%
Denbury Resources, Inc. *	97,400	1,470,740
Newfield Exploration Co. *	8,500	320,705
Nexen, Inc.	63,300	1,007,103
Pioneer Natural Resources Co.	24,700	2,210,156
		5,008,704
PACKAGED FOODS & MEATS—1.2%
Green Mountain Coffee Roasters, Inc. *	22,200	995,670
Hain Celestial Group, Inc. *	19,200	703,872
		1,699,542
PHARMACEUTICALS—1.7%
Medicis Pharmaceutical Corp., Cl. A	21,900	728,175
Mylan, Inc. *	71,900	1,542,974
		2,271,149
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.9%
BR Malls Participacoes SA(L2)	132,300	1,286,644

REAL ESTATE SERVICES—1.4%
CBRE Group, Inc.*	127,600	1,942,072

RESEARCH & CONSULTING SERVICES—1.2%
RPX Corp. *	23,400	296,010
Verisk Analytic, Inc., Cl. A *	34,900	1,400,537
		1,696,547
RESIDENTIAL REITS—1.6%
Home Properties, Inc.	38,400	2,210,688

RESTAURANTS—1.3%
Chipotle Mexican Grill, Inc.*	5,400	1,823,796

SEMICONDUCTORS—5.4%
Altera Corp.	47,500	1,762,250
Avago Technologies Ltd.	63,000	1,818,181
Cypress Semiconductor Corp. *	52,500	886,725
Skyworks Solutions, Inc. *	105,600	1,712,832
Xilinx, Inc.	42,500	1,362,550
		7,542,538
SPECIALTY CHEMICALS—1.5%
Celanese Corp.	16,000	708,320
Cytec Industries, Inc.	15,700	701,005
Rockwood Holdings, Inc. *	16,900	665,353
		2,074,678
SPECIALTY STORES—1.9%
L’Occitane International SA	689,500	1,384,930

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY STORES—(CONT.)
PetSmart, Inc.	21,600	$1,107,864
		2,492,794
SYSTEMS SOFTWARE—0.5%
MICROS Systems, Inc.*	14,600	680,068

WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp.*	36,700	1,576,632

TOTAL COMMON STOCKS (Cost $142,714,134)		127,159,024

CONVERTIBLE PREFERRED STOCK—1.7%
BIOTECHNOLOGY—1.7%
Merrimack Pharmaceuticals, Inc., Series B-10, *,(L3),(a)	25,487	274,750
Merrimack Pharmaceuticals, Inc., Series B-3, *,(L3),(b)	2,549	27,478
Merrimack Pharmaceuticals, Inc., Series B-4, *,(L3),(c)	76,399	823,581
Merrimack Pharmaceuticals, Inc., Series B-7, *,(L3),(d)	25,488	274,761
Merrimack Pharmaceuticals, Inc., Series C-2, *,(L3),(e)	135,469	948,283
		2,348,853
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $1,260,004)		2,348,853

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
SPDR S&P 500 ETF Trust/ Jan/ 120* (Cost $127,614)	432	35,424

Total Investments (Cost $144,101,752)(f)	94.6%	129,543,301
Other Assets in Excess of Liabilities	5.4	7,355,563

NET ASSETS	100.0%	$136,898,864

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933 and deemed to be illiquid. Security was acquired on August 25, 2010 for a cost of $147,519 and represents 0.2% of the net assets of the Fund.

(b)

Restricted Security - Investment in security not registered under the Securities Act of 1933 and deemed to be illiquid. Security was acquired on August 25, 2010 for a cost of $14,754 and represents 0.0% of the net assets of the Fund.

(c)

Restricted Security - Investment in security not registered under the Securities Act of 1933 and deemed to be illiquid. Security was acquired on August 25, 2010 for a cost of $442,198 and represents 0.6% of the net assets of the Fund.

(d)

Restricted Security - Investment in security not registered under the Securities Act of 1933 and deemed to be illiquid. Security was acquired on August 25, 2010 for a cost of $147,525 and represents 0.2% of the net assets of the Fund.

(e)

Restricted Security - Investment in security not registered under the Securities Act of 1933 and deemed to be illiquid. Security was acquired on August 25, 2010 for a cost of $508,008 and represents 0.7% of the net assets of the Fund.

(f)

At December 31, 2011, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $145,614,639, amounted to $16,071,338 which consisted of aggregate gross unrealized appreciation of $4,803,445 and aggregate gross unrealized depreciation of $20,874,783.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
SM Energy Comp./ Jan/ 70	29	2,900	$5,220
SM Energy Comp./ Jan/ 75(L2)	20	2,000	6,600
TOTAL PUT OPTIONS WRITTEN (Premiums Received $18,637)			11,820
TOTAL OPTIONS WRITTEN (Premiums Received $18,637)			$11,820

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMID CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2011

	SHARES	VALUE
COMMON STOCKS—107.9%
ADVERTISING—0.8%
Focus Media Holding Ltd.#*	24,825	$483,839

AEROSPACE & DEFENSE—2.1%
AAR Corp.	28,905	554,109
Spirit Aerosystems Holdings, Inc., Cl. A *	33,085	687,506
		1,241,615
APPAREL RETAIL—2.2%
ANN, Inc. *	28,320	701,769
Childrens Place Retail Stores, Inc., /The *	10,365	550,589
		1,252,358
APPLICATION SOFTWARE—7.1%
Cadence Design Systems, Inc. *	69,165	719,316
Concur Technologies, Inc. *	11,115	564,531
Informatica Corp. *	10,510	388,134
Nice Systems Ltd. #*	20,865	718,799
QLIK Technologies, Inc. *	23,590	570,878
Solera Holdings, Inc.	12,590	560,759
Taleo Corp., Cl. A *	16,435	635,870
		4,158,287
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Affiliated Managers Group, Inc.*	6,600	633,270

AUTO PARTS & EQUIPMENT—1.1%
Dana Holding Corp.*	54,635	663,815

BIOTECHNOLOGY—4.1%
Cubist Pharmaceuticals, Inc. *	14,805	586,574
Human Genome Sciences, Inc. *	21,020	155,338
Incyte Corp., Ltd. *	14,085	211,416
Optimer Pharmaceuticals, Inc. *	31,776	388,938
Pharmasset, Inc. *	3,330	426,906
Seattle Genetics, Inc. *	11,690	195,398
United Therapeutics Corp. *	7,815	369,259
		2,333,829
COAL & CONSUMABLE FUELS—0.7%
Arch Coal, Inc.	29,795	432,325

COMMUNICATIONS EQUIPMENT—2.2%
Acme Packet, Inc. *	9,520	294,263
Ciena Corp. *	24,190	292,699
Finisar Corp. *	19,625	328,621
Riverbed Technology, Inc. *	14,925	350,737
		1,266,320
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.4%
WABCO Holdings, Inc.*	5,990	259,966

DATA PROCESSING & OUTSOURCED SERVICES—2.1%
VeriFone Systems, Inc. *	11,695	415,406
Wright Express Corp. *	14,235	772,676
		1,188,082

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DISTRIBUTORS—1.3%
LKQ Corp.*	24,645	$741,322

DIVERSIFIED CHEMICALS—0.9%
Solutia, Inc.*	29,250	505,440

DIVERSIFIED METALS & MINING—0.5%
Globe Specialty Metals, Inc.	10,785	144,411
Molycorp, Inc. *	6,410	153,712
		298,123
EDUCATION SERVICES—0.9%
American Public Education, Inc.*	11,840	512,435

ELECTRIC UTILITIES—1.3%
ITC Holdings Corp.	9,815	744,762

ELECTRICAL COMPONENTS & EQUIPMENT—3.7%
AMETEK, Inc.	19,865	836,317
GrafTech International Ltd. *	37,085	506,210
Thomas & Betts Corp. *	13,220	721,812
		2,064,339
ELECTRONIC MANUFACTURING SERVICES—1.1%
Trimble Navigation Ltd.*	14,905	646,877

ENVIRONMENTAL & FACILITIES SERVICES—3.9%
Clean Harbors, Inc. *	13,070	832,951
Tetra Tech, Inc. *	29,525	637,445
Waste Connections, Inc.	22,732	753,338
		2,223,734
FOOD DISTRIBUTORS—1.2%
United Natural Foods, Inc.*	17,660	706,577

FOOTWEAR—0.8%
Deckers Outdoor Corp.*	5,850	442,085

GOLD—0.6%
AuRico Gold, Inc.*	40,155	321,642

HEALTH CARE EQUIPMENT—2.3%
MAKO Surgical Corp. *	10,380	261,680
Sirona Dental Systems, Inc. *	9,765	430,050
Thoratec Corp. *	10,905	365,972
Volcano Corp. *	11,095	263,950
		1,321,652
HEALTH CARE FACILITIES—1.8%
Healthsouth Corp. *	12,970	229,180
Tenet Healthcare Corporation *	60,655	311,160
Universal Health Services, Inc., Cl. B	13,185	512,369
		1,052,709
HEALTH CARE SERVICES—2.3%
Catalyst Health Solutions, Inc. *	10,080	524,160
HMS Holdings Corp. *	24,380	779,672
		1,303,832

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SUPPLIES—0.9%
Align Technology, Inc.*	22,830	$541,642

HEALTH CARE TECHNOLOGY—1.4%
Allscripts Healthcare Solutions, Inc. *	27,505	520,945
SXC Health Solutions Corp. *	5,560	314,029
		834,974
HOME FURNISHING RETAIL—1.1%
Williams-Sonoma, Inc.	15,910	612,535

HOMEBUILDING—0.4%
Toll Brothers, Inc.*	12,555	256,373

HOTELS RESORTS & CRUISE LINES—1.4%
Wyndham Worldwide Corporation	21,650	819,020

HOUSEHOLD PRODUCTS—1.3%
Church & Dwight Co., Inc.	16,010	732,618

HOUSEWARES & SPECIALTIES—1.2%
Tupperware Brands Corp.	12,045	674,159

HUMAN RESOURCE & EMPLOYMENT SERVICES—2.0%
Robert Half International, Inc.	15,840	450,806
Towers Watson & Co.	12,210	731,746
		1,182,552
INDUSTRIAL CONGLOMERATES—0.7%
McDermott International, Inc.*	37,270	428,978

INDUSTRIAL MACHINERY—6.1%
Actuant Corp., Cl. A	31,245	708,949
Barnes Group, Inc.	29,685	715,705
Pall Corp.	11,255	643,223
SPX Corp.	10,885	656,039
Woodward Governor Co.	18,560	759,660
		3,483,576
INTERNET SOFTWARE & SERVICES—2.8%
IAC/InterActiveCorp.	17,920	763,392
OpenTable, Inc. *	10,385	406,365
VistaPrint NV *	15,125	462,825
		1,632,582
IT CONSULTING & OTHER SERVICES—1.2%
Gartner, Inc.*	19,270	670,018

LEISURE FACILITIES—0.7%
Life Time Fitness, Inc.*	8,780	410,465

LEISURE PRODUCTS—1.0%
PVH Corp.	7,950	560,396

LIFE SCIENCES TOOLS & SERVICES—1.2%
Bruker Corp. *	25,695	319,132
Covance, Inc. *	8,145	372,389
		691,521
MANAGED HEALTH CARE—1.3%
Centene Corp. *	5,375	212,796

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—(CONT.)
Coventry Health Care, Inc. *	18,085	$549,242
		762,038
METAL & GLASS CONTAINERS—1.7%
Ball Corp.	12,275	438,340
Crown Holdings, Inc. *	17,160	576,233
		1,014,573
MORTGAGE REITS—0.5%
American Capital Agency Corp.	10,270	288,382

NETWORKING EQUIPMENT—1.1%
Fortinet, Inc.*	28,180	614,606

OFFICE REITS—0.7%
Digital Realty Trust, Inc.	5,960	397,353

OIL & GAS DRILLING—1.2%
Helmerich & Payne, Inc.	9,750	569,010
Rowan Cos, Inc. *	4,600	139,518
		708,528
OIL & GAS EQUIPMENT & SERVICES—2.0%
Oil States International, Inc. *	7,155	546,427
Superior Energy Services, Inc. *	22,040	626,818
		1,173,245
OIL & GAS EXPLORATION & PRODUCTION—3.5%
Berry Petroleum Co.	5,845	245,607
Oasis Petroleum, Inc. *	9,670	281,300
Plains Exploration & Production Co. *	18,405	675,832
SM Energy Co.	4,945	361,480
Stone Energy Corp. *	15,045	396,887
		1,961,106
OIL & GAS REFINING & MARKETING—1.1%
HollyFrontier Corp.	28,165	659,061

PACKAGED FOODS & MEATS—1.9%
Hain Celestial Group, Inc. *	18,215	667,761
Ralcorp Holdings, Inc. *	4,935	421,943
		1,089,704
PHARMACEUTICALS—1.0%
Medicis Pharmaceutical Corp., Cl. A	17,965	597,336

RAILROADS—1.3%
Genesee & Wyoming, Inc., Cl. A*	12,870	779,665

REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	6,485	397,271

REGIONAL BANKS—1.3%
Signature Bank*	12,475	748,375

REINSURANCE—0.7%
Endurance Specialty Holdings Ltd.	10,940	418,455

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—0.9%
IHS, Inc., Cl. A*	5,970	$514,375

RESTAURANTS—1.0%
Dunkin’ Brands Group, Inc.*	22,200	554,556

RETAIL REITS—0.9%
Macerich Co., /The	9,882	500,029

SECURITY & ALARM SERVICES—0.5%
Geo Group, Inc., /The*	18,230	305,353

SEMICONDUCTOR EQUIPMENT—1.3%
Novellus Systems, Inc.*	17,810	735,375

SEMICONDUCTORS—3.9%
Atmel Corp. *	48,980	396,738
Cypress Semiconductor Corp. *	19,075	322,177
Mellanox Technologies Ltd. *	19,205	623,970
ON Semiconductor Corp. *	66,540	513,689
Skyworks Solutions, Inc. *	26,555	430,722
		2,287,296
SPECIALIZED CONSUMER SERVICES—0.5%
Sotheby’s	10,655	303,987

SPECIALIZED REITS—0.4%
Sovran Self Storage, Inc.	5,410	230,845

SPECIALTY CHEMICALS—1.7%
Cytec Industries, Inc.	11,235	501,642
Rockwood Holdings, Inc. *	12,410	488,582
		990,224
SPECIALTY STORES—2.1%
GNC Holdings, Inc. *	22,515	651,808
PetSmart, Inc.	12,465	639,330
		1,291,138
SYSTEMS SOFTWARE—1.3%
MICROS Systems, Inc.*	15,825	737,129

THRIFTS & MORTGAGE FINANCE—0.8%
Northwest Bancshares, Inc.	37,980	472,471

TRADING COMPANIES & DISTRIBUTORS—1.3%
United Rentals, Inc.*	25,985	767,857

WIRELESS TELECOMMUNICATION SERVICES—1.4%
SBA Communications Corp.*	18,530	796,049

TOTAL COMMON STOCKS (Cost $56,940,434)		62,427,026

Total Investments (Cost $56,940,434)(a)	107.9%	62,427,026
Liabilities in Excess of Other Assets	(7.9)	(4,545,076)

NET ASSETS	100.0%	$57,881,950

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At December 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $56,962,485, amounted to $5,464,541 which consisted of aggregate gross unrealized appreciation of $9,399,708 and aggregate gross unrealized depreciation of $3,935,167.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments‡ December 31, 2011

	SHARES	VALUE
COMMON STOCKS—96.7%
AEROSPACE & DEFENSE—1.9%
AAR Corp.	269,500	$5,166,315
Esterline Technologies Corp. *	93,650	5,241,591
		10,407,906
AIR FREIGHT & LOGISTICS—1.1%
HUB Group, Inc., Cl. A*	180,100	5,840,643

ALTERNATIVE CARRIERS—0.6%
Cogent Communications Group, Inc.*	184,900	3,122,961

APPAREL RETAIL—3.7%
ANN, Inc. *	216,300	5,359,914
Childrens Place Retail Stores, Inc., /The *	88,000	4,674,560
DSW, Inc., Cl. A	116,700	5,159,307
Express, Inc. *	238,700	4,759,678
		19,953,459
APPLICATION SOFTWARE—8.7%
BroadSoft, Inc. *	118,000	3,563,600
Cadence Design Systems, Inc. *	595,200	6,190,079
Concur Technologies, Inc. *	104,500	5,307,555
Nice Systems Ltd. #*	174,300	6,004,635
QLIK Technologies, Inc. *	202,100	4,890,820
RealPage, Inc. *	177,900	4,495,533
SolarWinds, Inc. *	151,800	4,242,810
Taleo Corp., Cl. A *	152,000	5,880,880
Ultimate Software Group, Inc. *	95,000	6,186,400
		46,762,312
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Cohen & Steers, Inc.	111,100	3,210,790
Fortress Investment Group LLC, Cl. A *	786,200	2,657,356
		5,868,146
AUTO PARTS & EQUIPMENT—1.0%
Dana Holding Corp.*	452,400	5,496,660

BIOTECHNOLOGY—3.7%
Alkermes Plc *	109,800	1,906,128
Cepheid, Inc. *	59,900	2,061,159
Cubist Pharmaceuticals, Inc. *	101,700	4,029,354
Incyte Corp., Ltd. *	186,700	2,802,367
Ironwood Pharmaceuticals, Inc. *	114,300	1,368,171
Onyx Pharmaceuticals, Inc. *	59,900	2,632,605
Optimer Pharmaceuticals, Inc. *	270,500	3,310,920
Seattle Genetics, Inc. *	113,900	1,903,839
		20,014,543
CABLE & SATELLITE—0.8%
AMC Networks, Inc.*	111,900	4,205,202

COAL & CONSUMABLE FUELS—0.4%
Patriot Coal Corp.*	275,100	2,330,097

COMMUNICATIONS EQUIPMENT—1.8%
ADTRAN, Inc.	70,300	2,120,248

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Aruba Networks, Inc. *	140,700	$2,605,764
Ciena Corp. *	201,900	2,442,990
Finisar Corp. *	173,400	2,903,583
		10,072,585
CONSUMER FINANCE—0.6%
First Cash Financial Services, Inc.*	95,600	3,354,604

DATA PROCESSING & OUTSOURCED SERVICES—2.1%
Jack Henry & Associates, Inc.	157,700	5,300,297
Wright Express Corp. *	118,600	6,437,608
		11,737,905
DIVERSIFIED CHEMICALS—1.0%
Solutia, Inc.*	314,300	5,431,104

DIVERSIFIED METALS & MINING—0.3%
Globe Specialty Metals, Inc.	102,400	1,371,136

EDUCATION SERVICES—0.9%
American Public Education, Inc.*	114,300	4,946,904

ELECTRIC UTILITIES—1.2%
ITC Holdings Corp.	85,800	6,510,504

ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
GrafTech International Ltd.*	356,700	4,868,955

ELECTRONIC EQUIPMENT MANUFACTURERS—0.8%
Cognex Corp.	124,600	4,459,434

ENVIRONMENTAL & FACILITIES SERVICES—3.4%
Clean Harbors, Inc. *	110,000	7,010,300
Tetra Tech, Inc. *	255,300	5,511,927
Waste Connections, Inc.	190,850	6,324,769
		18,846,996
FOOD DISTRIBUTORS—1.2%
United Natural Foods, Inc.*	165,300	6,613,653

FOOD RETAIL—0.7%
Fresh Market, Inc., /The*	96,700	3,858,330

GOLD—0.5%
AuRico Gold, Inc.*	327,800	2,625,678

HEALTH CARE EQUIPMENT—4.2%
Insulet Corp. *	285,300	5,372,198
MAKO Surgical Corp. *	144,000	3,630,240
Sirona Dental Systems, Inc. *	97,600	4,298,304
Thoratec Corp. *	108,500	3,641,260
Volcano Corp. *	136,300	3,242,577
Wright Medical Group, Inc. *	169,700	2,800,050
		22,984,629
HEALTH CARE FACILITIES—1.7%
Healthsouth Corp. *	208,600	3,685,962
LifePoint Hospitals, Inc. *	75,400	2,801,110

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—(CONT.)
Tenet Healthcare Corporation *	526,200	$2,699,406
		9,186,478
HEALTH CARE SERVICES—2.2%
Catalyst Health Solutions, Inc. *	107,400	5,584,800
HMS Holdings Corp. *	199,500	6,380,010
		11,964,810
HEALTH CARE SUPPLIES—0.9%
Align Technology, Inc.*	202,300	4,799,568

HEALTH CARE TECHNOLOGY—0.9%
Medidata Solutions, Inc.*	221,300	4,813,275

HOME FURNISHINGS—0.5%
Ethan Allen Interiors, Inc.	115,800	2,745,618

HOTELS RESORTS & CRUISE LINES—0.9%
Interval Leisure Group*	371,100	5,050,671

HOUSEHOLD APPLIANCES—0.5%
SodaStream International Ltd.*	91,700	2,997,673

INDUSTRIAL MACHINERY—5.4%
Actuant Corp., Cl. A	306,500	6,954,485
Barnes Group, Inc.	268,100	6,463,891
CLARCOR, Inc.	57,900	2,894,421
RBC Bearings, Inc. *	159,200	6,638,640
Woodward Governor Co.	159,300	6,520,149
		29,471,586
INTERNET RETAIL—0.4%
Shutterfly, Inc.*	103,865	2,363,967

INTERNET SOFTWARE & SERVICES—4.9%
Ancestry.com, Inc. *	161,600	3,710,336
comScore, Inc. *	251,800	5,338,160
Cornerstone OnDemand, Inc. *	180,600	3,294,144
LogMeIn, Inc. *	163,300	6,295,215
OpenTable, Inc. *	93,900	3,674,307
VistaPrint NV *	147,000	4,498,200
		26,810,362
LEISURE FACILITIES—2.1%
Life Time Fitness, Inc. *	92,050	4,303,338
Six Flags Entertainment Corp.	167,700	6,915,948
		11,219,286
LEISURE PRODUCTS—1.9%
Brunswick Corp.	217,800	3,933,468
Vera Bradley, Inc. *	85,600	2,760,600
Warnaco Group, Inc., /The *	71,900	3,597,876
		10,291,944
LIFE SCIENCES TOOLS & SERVICES—1.0%
Bruker Corp. *	206,500	2,564,730
PAREXEL International Corp. *	153,100	3,175,294
		5,740,024

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—0.3%
Centene Corp.*	47,500	$1,880,525

METAL & GLASS CONTAINERS—1.3%
Silgan Holdings, Inc.	179,400	6,932,016

NETWORKING EQUIPMENT—0.9%
Fortinet, Inc.*	224,100	4,887,621

OIL & GAS EQUIPMENT & SERVICES—2.5%
Complete Production Services, Inc. *	115,400	3,872,824
Dril-Quip, Inc. *	55,195	3,632,935
Key Energy Services, Inc. *	400,300	6,192,641
		13,698,400
OIL & GAS EXPLORATION & PRODUCTION—5.7%
Berry Petroleum Co.	66,000	2,773,320
Energy XXI Bermuda Ltd. *	167,500	5,339,900
Kodiak Oil & Gas Corp. *	408,400	3,879,800
Nothern Oil and Gas, Inc. *	129,600	3,107,808
Quicksilver Resources, Inc. *	398,300	2,672,593
Rosetta Resources, Inc. *	89,500	3,893,250
Stone Energy Corp. *	194,900	5,141,462
Swift Energy Co. *	141,100	4,193,492
		31,001,625
PACKAGED FOODS & MEATS—1.2%
Hain Celestial Group, Inc.*	181,650	6,659,289

PHARMACEUTICALS—2.3%
Medicis Pharmaceutical Corp., Cl. A	166,600	5,539,450
Salix Pharmaceuticals Ltd. *	64,500	3,086,325
Viropharma, Inc. *	138,300	3,788,037
		12,413,812
RAILROADS—1.2%
Genesee & Wyoming, Inc., Cl. A*	110,000	6,663,800

REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	60,800	3,724,608

REGIONAL BANKS—1.7%
Signature Bank *	95,800	5,747,042
Texas Capital Bancshares, Inc. *	112,600	3,446,686
		9,193,728
REINSURANCE—0.6%
Endurance Specialty Holdings Ltd.	92,800	3,549,600

RESEARCH & CONSULTING SERVICES—0.9%
CoStar Group, Inc.*	75,800	5,058,134

RESIDENTIAL REITS—0.4%
American Campus Communities, Inc.	53,400	2,240,664

RESTAURANTS—1.1%
Cheesecake Factory, Inc., /The*	205,800	6,040,230

SECURITY & ALARM SERVICES—0.7%
Geo Group, Inc., /The*	218,400	3,658,200

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTOR EQUIPMENT—1.3%
Novellus Systems, Inc.*	175,800	$7,258,782

SEMICONDUCTORS—2.5%
Inphi Corp. *	303,200	3,626,272
Mellanox Technologies Ltd. *	175,273	5,694,620
RF Micro Devices, Inc. *	764,900	4,130,460
		13,451,352
SPECIALIZED CONSUMER SERVICES—0.4%
Sotheby’s	80,400	2,293,812

SPECIALTY CHEMICALS—1.4%
Cytec Industries, Inc.	90,200	4,027,430
Rockwood Holdings, Inc. *	112,200	4,417,314
		8,444,744
SPECIALTY STORES—1.4%
Teavana Holdings, Inc. *	81,500	1,530,570
Vitamin Shoppe, Inc. *	149,800	5,974,024
		7,504,594
THRIFTS & MORTGAGE FINANCE—1.1%
Northwest Bancshares, Inc.	493,300	6,136,652

TRADING COMPANIES & DISTRIBUTORS—1.2%
United Rentals, Inc.*	227,400	6,719,670

TOTAL COMMON STOCKS (Cost $488,176,022)		528,551,466
Total Investments (Cost $488,176,022)(a)	96.7%	528,551,466
Other Assets in Excess of Liabilities	3.3	18,129,872

NET ASSETS	100.0%	$546,681,338

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At December 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $488,654,862, amounted to $39,896,604 which consisted of aggregate gross unrealized appreciation of $69,588,978 and aggregate gross unrealized depreciation of $29,692,374.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments‡ December 31, 2011

	SHARES	VALUE
COMMON STOCKS—94.6%
AEROSPACE & DEFENSE—2.0%
Boeing Co., /The	4,250	$311,738
General Dynamics Corp.	4,600	305,486
		617,224
AIR FREIGHT & LOGISTICS—1.3%
United Parcel Service, Inc., Cl. B	5,350	391,567

ASSET MANAGEMENT & CUSTODY BANKS—3.0%
BlackRock, Inc.	1,800	320,831
Blackstone Group LP	22,450	314,525
KKR & Co., LP	20,600	264,298
		899,654
AUTO PARTS & EQUIPMENT—0.7%
Johnson Controls, Inc.	7,150	223,509

CABLE & SATELLITE—1.4%
Comcast Corp., Cl. A	17,800	419,368

COMMUNICATIONS EQUIPMENT—3.5%
Cisco Systems, Inc.	16,100	291,088
Corning, Inc.	23,650	306,977
QUALCOMM, Inc.	8,650	473,154
		1,071,219
COMPUTER HARDWARE—3.4%
Apple, Inc.*	2,600	1,052,999

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.2%
Caterpillar, Inc.	4,050	366,930

DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Automatic Data Processing, Inc.	5,350	288,954

DIVERSIFIED BANKS—1.2%
Wells Fargo & Co.	13,350	367,926

DIVERSIFIED CHEMICALS—1.7%
Dow Chemical Co., /The	7,650	220,014
EI Du Pont de Nemours & Co.	6,400	292,991
		513,005
DIVERSIFIED METALS & MINING—0.8%
Southern Copper Corp.	8,400	253,512

DRUG RETAIL—1.8%
CVS Caremark Corp.	9,200	375,176
Walgreen Co.	5,600	185,136
		560,312
ELECTRIC UTILITIES—1.4%
Southern Co., /The	9,500	439,755

ELECTRICAL COMPONENTS & EQUIPMENT—0.7%
Emerson Electric Co.	4,700	218,973

ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Republic Services, Inc.	10,700	294,785

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FERTILIZERS & AGRICULTURAL CHEMICALS—0.9%
Monsanto Co.	4,150	$290,791

FOOTWEAR—0.7%
NIKE, Inc., Cl. B	2,200	212,014

GENERAL MERCHANDISE STORES—1.2%
Target Corp.	7,350	376,467

HEALTH CARE EQUIPMENT—1.0%
Medtronic, Inc.	8,500	325,125

HOME IMPROVEMENT RETAIL—1.4%
Home Depot, Inc., /The	10,550	443,522

HOTELS RESORTS & CRUISE LINES—0.8%
Carnival Corp.	7,350	239,904

HOUSEHOLD PRODUCTS—2.3%
Procter & Gamble Co., /The	10,566	704,858

HYPERMARKETS & SUPER CENTERS—1.4%
Wal-Mart Stores, Inc.	7,150	427,284

INDUSTRIAL CONGLOMERATES—2.4%
General Electric Co.	30,400	544,463
Tyco International Ltd.	4,800	224,208
		768,671
INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	3,250	276,868

INDUSTRIAL MACHINERY—0.7%
Eaton Corp.	5,300	230,709

INTEGRATED OIL & GAS—9.2%
Chevron Corp.	5,400	574,560
ConocoPhillips	11,400	830,717
Exxon Mobil Corp.	8,900	754,364
Royal Dutch Shell PLC #	9,800	716,282
		2,875,923
INTEGRATED TELECOMMUNICATION SERVICES—3.2%
AT&T, Inc.	12,300	371,952
Verizon Communications, Inc.	15,600	625,872
		997,824
INTERNET SOFTWARE & SERVICES—1.7%
Google, Inc., Cl. A*	800	516,720

IT CONSULTING & OTHER SERVICES—1.8%
International Business Machines Corp.	3,000	551,640

LIFE & HEALTH INSURANCE—0.5%
Prudential Financial, Inc.	3,100	155,372

MANAGED HEALTH CARE—0.9%
Aetna, Inc.	6,900	291,111

MORTGAGE REITS—0.9%
Annaly Capital Management, Inc.	18,400	293,664

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MULTI-UTILITIES—1.1%
Consolidated Edison, Inc.	5,350	$331,861

OFFICE REITS—0.7%
Digital Realty Trust, Inc.	3,150	210,011

OIL & GAS EQUIPMENT & SERVICES—0.8%
Halliburton Company	7,200	248,472

OIL & GAS STORAGE & TRANSPORTATION—3.4%
El Paso Pipeline Partners LP	10,050	347,931
Enterprise Products Partners LP	7,100	329,298
Magellan Midstream Partners LP	2,950	203,196
Plains All American Pipeline LP	2,150	157,918
		1,038,343
OTHER DIVERSIFIED FINANCIAL SERVICES—2.2%
BM&F Bovespa SA (L2)	36,350	191,193
JPMorgan Chase & Co.	15,100	502,074
		693,267
PACKAGED FOODS & MEATS—1.1%
Kraft Foods, Inc., Cl. A	9,267	346,215

PAPER PRODUCTS—1.3%
International Paper Co.	8,600	254,560
MeadWestvaco Corp.	5,150	154,243
		408,803
PHARMACEUTICALS—7.2%
Bristol-Myers Squibb Co.	9,400	331,256
Johnson & Johnson	10,450	685,311
Novartis AG #	5,050	288,709
Pfizer, Inc.	28,100	608,084
Teva Pharmaceutical Industries Ltd. #	7,250	292,610
		2,205,970
RAILROADS—1.1%
CSX Corp.	15,900	334,854

REGIONAL BANKS—0.8%
M&T Bank Corp.	3,100	236,654

RESTAURANTS—1.8%
Darden Restaurants, Inc.	4,450	202,831
McDonald’s Corp.	3,550	356,172
		559,003
SEMICONDUCTORS—2.6%
Intel Corp.	11,200	271,600
Microchip Technology, Inc.	8,650	316,850
Xilinx, Inc.	7,150	229,229
		817,679
SOFT DRINKS—3.9%
Coca-Cola Co., /The	7,850	549,265
PepsiCo, Inc.	10,200	676,769
		1,226,034

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED FINANCE—1.2%
CME Group, Inc.	786	$191,525
NYSE Euronext	7,350	191,835
		383,360
SPECIALIZED REITS—1.0%
Plum Creek Timber Co., Inc.	8,250	301,620

SYSTEMS SOFTWARE—3.2%
Microsoft Corp.	21,050	546,458
Oracle Corp.	17,400	446,310
		992,768
THRIFTS & MORTGAGE FINANCE—0.6%
New York Community Bancorp, Inc.	16,000	197,920

TOBACCO—2.7%
Altria Group, Inc.	13,550	401,758
Philip Morris International, Inc.	5,550	435,564
		837,322
TOTAL COMMON STOCKS (Cost $28,067,199)		29,328,315
Total Investments (Cost $28,067,199)(a)	94.6%	29,328,315
Other Assets in Excess of Liabilities	5.4	1,662,759

NET ASSETS	100.0%	$30,991,074

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At December 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $28,090,063, amounted to $1,238,252 which consisted of aggregate gross unrealized appreciation of $2,873,439 and aggregate gross unrealized depreciation of $1,635,187.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER BALANCED PORTFOLIO

Schedule of Investments‡ December 31, 2011

	SHARES	VALUE
COMMON STOCKS—53.2%
AEROSPACE & DEFENSE—1.1%
Boeing Co., /The	7,600	$557,460
General Dynamics Corp.	6,800	451,588
United Technologies Corp.	1,900	138,871
		1,147,919
AIR FREIGHT & LOGISTICS—1.3%
FedEx Corp.	7,800	651,378
United Parcel Service, Inc., Cl. B	8,600	629,434
		1,280,812
AIRLINES—0.3%
Delta Air Lines, Inc.*	36,500	295,285

APPLICATION SOFTWARE—0.4%
Adobe Systems, Inc. *	13,700	387,299
Salesforce.com, Inc. *	500	50,730
		438,029
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
BlackRock, Inc.	1,900	338,656
Blackstone Group LP	44,800	627,648
		966,304
AUTO PARTS & EQUIPMENT—0.5%
Johnson Controls, Inc.	14,700	459,522

AUTOMOBILE MANUFACTURERS—0.4%
Ford Motor Co.*	38,600	415,336

BIOTECHNOLOGY—0.6%
Gilead Sciences, Inc.*	16,048	656,845

CABLE & SATELLITE—1.0%
Comcast Corp., Cl. A	28,900	680,884
DISH Network Corp.	10,600	301,888
		982,772
CASINOS & GAMING—0.7%
Las Vegas Sands Corp. *	12,900	551,217
Wynn Resorts Ltd.	1,200	132,588
		683,805
COAL & CONSUMABLE FUELS—0.3%
Peabody Energy Corp.	8,700	288,057

COMMUNICATIONS EQUIPMENT—2.5%
Cisco Systems, Inc.	29,400	531,552
Corning, Inc.	46,400	602,272
Juniper Networks, Inc. *	11,100	226,551
QUALCOMM, Inc.	19,900	1,088,530
		2,448,905
COMPUTER HARDWARE—3.1%
Apple, Inc.*	7,600	3,078,000

COMPUTER STORAGE & PERIPHERALS—1.1%
EMC Corp. *	32,400	697,896

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—(CONT.)
NetApp, Inc. *	12,200	$442,494
		1,140,390
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Caterpillar, Inc.	7,500	679,500
Cummins, Inc.	3,500	308,070
		987,570
CONSUMER FINANCE—0.3%
American Express Co.	6,900	325,473

DATA PROCESSING & OUTSOURCED SERVICES—0.6%
Mastercard, Inc.	1,600	596,512

DIVERSIFIED CHEMICALS—0.9%
Dow Chemical Co., /The	13,700	394,012
EI Du Pont de Nemours & Co.	12,400	567,672
		961,684
DIVERSIFIED METALS & MINING—1.0%
Cliffs Natural Resources, Inc.	5,000	311,750
Freeport-McMoRan Copper & Gold, Inc.	12,300	452,517
Walter Energy, Inc.	4,200	254,352
		1,018,619
DRUG RETAIL—1.1%
CVS Caremark Corp.	19,900	811,522
Walgreen Co.	10,700	353,742
		1,165,264
ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
Emerson Electric Co.	9,600	447,264

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Republic Services, Inc.	18,500	509,675

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
Mosaic Co., /The	9,800	494,214

FOOTWEAR—0.5%
NIKE, Inc., Cl. B	4,800	462,576

GENERAL MERCHANDISE STORES—0.6%
Target Corp.	12,300	630,006

GOLD—0.4%
Goldcorp, Inc.	8,100	358,425

HEALTH CARE EQUIPMENT—0.2%
Covidien PLC	4,400	198,044

HEALTH CARE SERVICES—0.7%
Express Scripts, Inc.*	16,400	732,916

HOME IMPROVEMENT RETAIL—0.8%
Lowe’s Companies, Inc.	30,200	766,476

HOTELS RESORTS & CRUISE LINES—0.9%
Carnival Corp.	13,900	453,696

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOTELS RESORTS & CRUISE LINES—(CONT.)
Starwood Hotels & Resorts Worldwide, Inc.	10,700	$513,279
		966,975
HOUSEHOLD PRODUCTS—1.1%
Procter & Gamble Co., /The	17,500	1,167,425

HYPERMARKETS & SUPER CENTERS—0.6%
Wal-Mart Stores, Inc.	10,900	651,384

INDUSTRIAL CONGLOMERATES—0.6%
Tyco International Ltd.	12,200	569,862

INDUSTRIAL GASES—0.3%
Air Products & Chemicals, Inc.	3,600	306,684

INDUSTRIAL MACHINERY—0.9%
Eaton Corp.	10,300	448,359
Ingersoll-Rand PLC	1,000	30,470
Stanley Black & Decker, Inc.	6,800	459,680
		938,509
INTEGRATED OIL & GAS—3.6%
Chevron Corp.	9,500	1,010,800
Exxon Mobil Corp.	18,900	1,601,964
Royal Dutch Shell PLC #	14,000	1,023,260
		3,636,024
INTERNET RETAIL—0.9%
Amazon.com, Inc.*	6,000	1,038,600

INTERNET SOFTWARE & SERVICES—3.7%
Baidu, Inc. #*	2,900	337,763
eBay, Inc. *	17,250	523,193
Google, Inc., Cl. A *	3,200	2,066,880
OpenTable, Inc. *	12,900	504,777
Yahoo! Inc. *	15,800	254,854
		3,687,467
IT CONSULTING & OTHER SERVICES—1.5%
Cognizant Technology Solutions Corp., Cl. A *	5,900	379,429
International Business Machines Corp.	6,500	1,195,220
		1,574,649
LIFE SCIENCES TOOLS & SERVICES—0.4%
Thermo Fisher Scientific, Inc.*	9,400	422,718

MANAGED HEALTH CARE—1.2%
Aetna, Inc.	10,100	426,119
Cigna Corp.	9,500	399,000
UnitedHealth Group, Inc.	8,100	410,508
		1,235,627
MOVIES & ENTERTAINMENT—0.4%
Walt Disney Co., /The	10,300	386,250

OIL & GAS EQUIPMENT & SERVICES—1.4%
Baker Hughes, Inc.	10,900	530,176
National Oilwell Varco, Inc.	400	27,196

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EQUIPMENT & SERVICES—(CONT.)
Schlumberger Ltd.	13,300	$908,523
		1,465,895
OIL & GAS EXPLORATION & PRODUCTION—0.9%
Anadarko Petroleum Corp.	4,800	366,384
Devon Energy Corp.	5,600	347,200
Nexen, Inc.	13,600	216,376
		929,960
OTHER DIVERSIFIED FINANCIAL SERVICES—1.2%
BM&F Bovespa SA (L2)	75,000	394,483
JPMorgan Chase & Co.	23,300	774,724
		1,169,207
PAPER PRODUCTS—0.4%
International Paper Co.	15,000	444,000

PHARMACEUTICALS—2.3%
Johnson & Johnson	15,200	996,815
Pfizer, Inc.	31,320	677,765
Teva Pharmaceutical Industries Ltd. #	14,200	573,112
		2,247,692
RAILROADS—0.6%
CSX Corp.	29,600	623,376

SEMICONDUCTORS—1.0%
Broadcom Corp., Cl. A *	16,700	490,312
Intel Corp.	14,300	346,775
Micron Technology, Inc. *	23,400	147,186
Texas Instruments, Inc.	1,000	29,110
		1,013,383
SOFT DRINKS—2.2%
Coca-Cola Co., /The	13,200	923,604
PepsiCo, Inc.	17,900	1,187,665
		2,111,269
SPECIALIZED FINANCE—0.3%
CME Group, Inc.	1,328	323,594

SYSTEMS SOFTWARE—2.0%
Check Point Software Technologies Ltd. *	3,200	168,128
Microsoft Corp.	27,050	702,218
Oracle Corp.	35,500	910,575
VMware, Inc., Cl. A *	3,500	291,165
		2,072,086
TOBACCO—0.8%
Philip Morris International, Inc.	10,300	808,344

WIRELESS TELECOMMUNICATION SERVICES—0.3%
American Tower Corp., Cl. A	5,900	354,059

TOTAL COMMON STOCKS (Cost $52,047,539)		54,081,738

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—30.9%
COMMUNICATIONS EQUIPMENT—1.4%
Cisco Systems, Inc., 5.50%, 2/22/16(L2)	$1,250,000	$1,456,031

COMPUTER HARDWARE—3.9%
Dell, Inc., 3.10%, 4/1/16(L2)	1,750,000	1,852,554
Hewlett-Packard Co., 2.13%, 9/13/15(L2)	2,000,000	1,966,523
		3,819,077
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.7%
Republic Services, Inc., 1.85%, 9/15/16(L2)	1,750,000	1,767,082

DIVERSIFIED BANKS—2.1%
Wells Fargo & Co., 3.68%, 6/15/16(L2)	2,000,000	2,092,138

HEALTH CARE EQUIPMENT—2.3%
Baxter International, Inc., 5.90%, 9/1/16(L2)	2,000,000	2,383,232

HYPERMARKETS & SUPER CENTERS—2.1%
Wal-Mart Stores, Inc., 2.80%, 4/15/16(L2)	2,000,000	2,139,772

INDUSTRIAL CONGLOMERATES—2.2%
General Electric Capital Corp., 5.63%, 9/15/17(L2)	2,000,000	2,216,270

INTEGRATED OIL & GAS—2.0%
Total Capital SA, 2.30%, 3/15/16(L2)	2,000,000	2,054,702

INTEGRATED TELECOMMUNICATION SERVICES—3.8%
AT&T, Inc., 2.50%, 8/15/15(L2)	2,000,000	2,072,730
Verizon Communications, Inc., 2.00%, 11/1/16(L2)	1,800,000	1,807,168
		3,879,898
IT CONSULTING & OTHER SERVICES—1.5%
International Business Machines Corp., 1.95%, 7/22/16(L2)	1,525,000	1,571,180

OTHER DIVERSIFIED FINANCIAL SERVICES—3.8%
Bank of America Corp., 5.88%, 1/5/21(L2)	2,000,000	1,906,910
JPMorgan Chase & Co., 3.45%, 3/1/16(L2)	2,000,000	2,033,864
		3,940,774
PACKAGED FOODS & MEATS—2.1%
Campbell Soup Co., 3.05%, 7/15/17(L2)	2,000,000	2,140,518

PHARMACEUTICALS—2.0%
Abbott Laboratories, 5.88%, 5/15/16(L2)	1,725,000	2,025,599

TOTAL CORPORATE BONDS (Cost $31,907,857)		31,486,273

	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS —9.3%
1.13%, 1/15/12 (L2)	$2,000,000	$2,001,016
1.50%, 12/31/13 (L2)	2,000,000	2,050,000
4.75%, 5/15/14 (L2)	2,052,000	2,266,820
4.25%, 11/15/14 (L2)	1,900,000	2,109,891
4.50%, 2/15/16 (L2)	940,000	1,086,948

TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,327,511)		9,514,675

Total Investments (Cost $93,282,907)(a)	93.4%	95,082,686
Other Assets in Excess of Liabilities	6.6	6,728,586

NET ASSETS	100.0%	$101,811,272

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At December 31, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $93,307,491, amounted to $1,775,195 which consisted of aggregate gross unrealized appreciation of $6,674,384 and aggregate gross unrealized depreciation of $4,899,189.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Statements of Assets and Liabilities December 31, 2011

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$295,828,079	$288,232,811
Cash and cash equivalents#	9,581,861	17,474,680
Receivable for investment securities sold	2,458,459	5,285,596
Receivable for shares of beneficial interest sold	4,273,793	107,170
Dividends and interest receivable	309,302	267,480
Receivable from Investment Manager	—	—
Prepaid expenses	41,706	40,963
Total Assets	312,493,200	311,408,700
LIABILITIES:
Payable for investment securities purchased	3,488,756	3,256,462
Written options outstanding, at value**	—	—
Payable for shares of beneficial interest redeemed	328,597	275,806
Accrued investment advisory fees	208,140	186,603
Accrued transfer agent fees	4,440	5,524
Accrued distribution fees	2,555	1,431
Accrued administrative fees	7,066	7,228
Accrued shareholder servicing fees	2,570	2,628
Accrued other expenses	93,420	97,427
Total Liabilities	4,135,544	3,833,109
NET ASSETS	$308,357,656	$307,575,591
Net Assets Consist of:
Paid in capital	336,377,603	374,763,735
Undistributed net investment income (accumulated loss)	712,938	1,869,867
Undistributed net realized gain (accumulated loss)	(28,747,314)	(82,794,548)
Net unrealized appreciation (depreciation) on investments	14,429	13,736,537
NET ASSETS	$308,357,656	$307,575,591
Net Asset Value Per Share
Class I-2	$51.96	$43.13
Class S	$50.72	$42.58
Net Assets By Class
Class I-2	$296,319,567	$300,951,051
Class S	$12,038,090	$6,624,540
Shares of Beneficial Interest Outstanding— Note 6 (Par Value $.001)
Class I-2	5,703,384	6,978,548
Class S	237,351	155,592

*Identified Cost	$295,813,651	$274,495,307
**Written options premiums received	$—	$—
# Alger Mid Cap Growth Portfolio includes restricted cash of $353,000 held as collateral for written options.

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth& Income Portfolio	Alger Balanced Portfolio
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$129,543,301	$62,427,026	$528,551,466	$29,328,315	$95,082,686
Cash and cash equivalents#	7,658,015	1,999,231	36,443,498	1,619,190	6,192,483
Receivable for investment securities sold	—	139,745	3,497,509	500,340	362,391
Receivable for shares of beneficial interest sold	20,126	25,890	55,079	2,004	19,429
Dividends and interest receivable	46,847	30,109	12,920	53,237	459,979
Receivable from Investment Manager	—	11,273	—	—	—
Prepaid expenses	27,394	18,203	58,903	15,865	26,895
Total Assets	137,295,683	64,651,477	568,619,375	31,518,951	102,143,863
LIABILITIES:
Payable for investment securities purchased	69,853	23,684	20,898,973	431,737	115,465
Written options outstanding, at value**	11,820	—	—	—	—
Payable for shares of beneficial interest redeemed	110,485	6,646,106	529,781	16,694	88,092
Accrued investment advisory fees	89,188	44,352	365,935	15,249	61,801
Accrued transfer agent fees	4,435	2,739	4,251	3,157	2,653
Accrued distribution fees	1,473	—	10,424	—	—
Accrued administrative fees	3,227	1,506	12,424	717	2,394
Accrued shareholder servicing fees	1,174	548	4,518	261	871
Accrued other expenses	105,164	50,592	111,731	60,062	61,315
Total Liabilities	396,819	6,769,527	21,938,037	527,877	332,591
NET ASSETS	$136,898,864	$57,881,950	$546,681,338	$30,991,074	$101,811,272
Net Assets Consist of:
Paid in capital	220,013,589	48,643,237	460,274,637	39,528,579	121,278,717
Undistributed net investment income (accumulated loss)	(377,269)	—	(55,600)	450,158	1,254,434
Undistributed net realized gain (accumulated loss)	(68,185,822)	3,752,121	46,086,857	(10,248,656)	(22,521,435)
Net unrealized appreciation (depreciation) on investments	(14,551,634)	5,486,592	40,375,444	1,260,993	1,799,556
NET ASSETS	$136,898,864	$57,881,950	$546,681,338	$30,991,074	$101,811,272
Net Asset Value Per Share
Class I-2	$11.66	$8.60	$31.03	$10.74	$11.31
Class S	$11.28	$—	$30.29	$—	$—
Net Assets By Class
Class I-2	$130,151,361	$57,881,950	$497,693,051	$30,991,074	$101,811,272
Class S	$6,747,503	$—	$48,988,287	$—	$—
Shares of Beneficial Interest Outstanding— Note 6 (Par Value $.001)
Class I-2	11,161,787	6,727,574	16,038,071	2,885,844	9,005,796
Class S	598,314	—	1,617,481	—	—

*Identified Cost	$144,101,752	$56,940,434	$488,176,022	$28,067,199	$93,282,907
**Written options premiums received	$18,637	$—	$—	$—	$—

THE ALGER PORTFOLIOS

Statements of Operations

For the year ended December 31, 2011

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$3,699,801	$4,844,643
Interest	7,580	5,391
Other	—	—
Total Income	3,707,381	4,850,034
EXPENSES
Advisory fees—Note 3(a)	2,476,132	2,392,902
Distribution fees—Note3(b):
Class S	31,513	19,041
Administrative fees—Note 3(a)	84,066	92,683
Custodian fees	57,950	33,725
Fund accounting fees	49,069	52,043
Interest	—	—
Transfer agent fees and expenses—Note 3(d)	62,700	66,068
Printing fees	113,600	113,250
Professional fees	36,478	38,742
Registration fees	56,989	53,853
Trustee fees—Note 3(e)	19,410	19,465
Miscellaneous	19,188	16,679
Total Expenses	3,007,095	2,898,451
Less, expense reimbursement/waivers Note 3(a)	(98,000)	—
Net Expenses	2,909,095	2,898,451
NET INVESTMENT INCOME (LOSS)	798,286	1,951,583
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments and purchased options	24,078,091	27,225,605
Net realized gain (loss) on foreign currency transactions	(64,153)	(81,073)
Net realized gain on options written	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(25,798,285)	(28,774,760)

Net change in unrealized appreciation (depreciation) on written options	—	—
Net realized and unrealized gain (loss) on investments, options and foreign currency	(1,784,347)	(1,630,228)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(986,061)	$321,355

*Foreign withholding taxes	$62,566	$62,150

See Notes to Financial Statements.

	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$970,425	$317,043	$1,406,381	$827,079	$928,975
Interest	273	657	5,987	144	1,410,624
Other	—	—	—	1,732	—
Total Income	970,698	317,700	1,412,368	828,955	2,339,599
EXPENSES
Advisory fees—Note 3(a)	1,215,373	566,083	4,607,296	184,996	793,523
Distribution fees—Note3(b):
Class S	20,665	—	137,773	—	—
Administrative fees—Note 3(a)	43,977	19,219	156,421	8,697	30,735
Custodian fees	68,317	22,350	55,260	19,795	27,600
Fund accounting fees	31,417	22,012	79,980	17,538	26,369
Interest	1,973	3	—	266	—
Transfer agent fees and expenses—Note 3(d)	42,457	20,709	96,530	16,508	24,776
Printing fees	98,950	11,175	193,000	23,250	33,625
Professional fees	35,035	24,527	48,086	23,433	25,828
Registration fees	40,443	29,721	67,235	27,142	50,509
Trustee fees—Note 3(e)	19,169	19,017	19,854	18,953	19,085
Miscellaneous	8,566	6,892	27,392	4,112	7,564
Total Expenses	1,626,342	741,708	5,488,827	344,690	1,039,614
Less, expense reimbursement/waivers Note 3(a)	—	(49,826)	—	(14,508)	(41,224)
Net Expenses	1,626,342	691,882	5,488,827	330,182	998,390
NET INVESTMENT INCOME (LOSS)	(655,644)	(374,182)	(4,076,459)	498,773	1,341,209
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments and purchased options	16,532,820	4,565,426	55,818,787	2,313,466	5,429,273
Net realized gain (loss) on foreign currency transactions	(7,058)	—	2,355	(7,790)	(19,146)
Net realized gain on options written	1,493,378	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(29,624,921)	(6,708,505)	(67,376,149)	(801,008)	(6,385,639)

Net change in unrealized appreciation (depreciation) on written options	42,582	—	—	—	—
Net realized and unrealized gain (loss) on investments, options and foreign currency	(11,563,199)	(2,143,079)	(11,555,007)	1,504,668	(975,512)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,218,843)	$(2,517,261)	$(15,631,466)	$2,003,441	$365,697

*Foreign withholding taxes	$8,226	$—	$—	$4,801	$8,175

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets

	Alger Capital Appreciation Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Net investment income (loss)	$798,286	$410,568
Net realized gain on investments, options and foreign currency transactions	24,013,938	28,451,180
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(25,798,285)	6,552,324
Net increase (decrease) in net assets resulting from operations	(986,061)	35,414,072
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(309,449)	(1,008,170)
Class S	—	(27,573)
Net realized gains
Class I-2	—	—
Class S	—	—
Total dividends and distributions to shareholders	(309,449)	(1,035,743)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	13,246,492	1,833,933
Class S	(578,230)	(2,017,960)
Net increase (decrease) from shares of beneficial interest transactions—Note 6	12,668,262	(184,027)
Total increase (decrease)	11,372,752	34,194,302
Net Assets:
Beginning of period	296,984,904	262,790,602
END OF PERIOD	$308,357,656	$296,984,904
Undistributed net investment income (accumulated loss)	$712,938	$267,733

See Notes to Financial Statements.

	Alger Large Cap Growth Portfolio		Alger Mid Cap Growth Portfolio		Alger SMid Cap Growth Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Net investment income (loss)	$1,951,583	$3,449,468	$(655,644)	$184,581	$(374,182)	$(292,520)
Net realized gain on investments, options and foreign currency transactions	27,144,531	18,396,780	18,019,139	24,930,972	4,565,426	623,789
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(28,774,759)	20,749,664	(29,582,338)	5,266,088	(6,708,505)	12,065,173
Net increase (decrease) in net assets resulting from operations	321,355	42,595,912	(12,218,843)	30,381,641	(2,517,261)	12,396,442
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(3,310,037)	(2,490,642)	(505,447)	—	—	—
Class S	(42,443)	(43,820)	—	—	—	—
Net realized gains
Class I-2	—	—	—	—	(124,693)	(50,582)
Class S	—	—	—	—	—	—
Total dividends and distributions to shareholders	(3,352,480)	(2,534,462)	(505,447)	—	(124,693)	(50,582)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(41,991,041)	(43,312,397)	(17,369,360)	(53,174,562)	(8,803,291)	55,505,142
Class S	(1,664,539)	(1,922,638)	(1,475,744)	(2,173,458)	—	—
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(43,655,580)	(45,235,035)	(18,845,104)	(55,348,020)	(8,803,291)	55,505,142
Total increase (decrease)	(46,686,705)	(5,173,585)	(31,569,394)	(24,966,379)	(11,445,245)	67,851,002
Net Assets:
Beginning of period	354,262,296	359,435,881	168,468,258	193,434,637	69,327,195	1,476,193
END OF PERIOD	$307,575,591	$354,262,296	$136,898,864	$168,468,258	$57,881,950	$69,327,195
Undistributed net investment income (accumulated loss)	$1,869,867	$3,307,715	$(377,269)	$30,942	$—	$—

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Alger Small Cap Growth Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Net investment income (loss)	$(4,076,459)	$(3,400,491)
Net realized gain on investments, options and foreign currency transactions	55,821,141	47,833,647
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(67,376,148)	71,475,228
Net increase (decrease) in net assets resulting from operations	(15,631,466)	115,908,384
Dividends and distributions to shareholders from:
Net investment income
Class I-2	—	—
Class S	—	—
Net realized gains
Class I-2	—	—
Class S	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(18,583,686)	100,091,605
Class S	(9,323,005)	(7,523,695)
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(27,906,691)	92,567,910
Total increase (decrease)	(43,538,157)	208,476,294
Net Assets:
Beginning of period	590,219,495	381,743,201
END OF PERIOD	$546,681,338	$590,219,495
Undistributed net investment income (accumulated loss)	$(55,600)	$26,027

See Notes to Financial Statements.

	Alger Growth & Income Portfolio		Alger Balanced Portfolio
	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Net investment income (loss)	$498,773	$557,601	$1,341,209	$3,158,052
Net realized gain on investments, options and foreign currency transactions	2,305,676	58,656	5,410,127	1,897,601
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(801,008)	3,053,715	(6,385,639)	6,662,845
Net increase (decrease) in net assets resulting from operations	2,003,441	3,669,972	365,697	11,718,498
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(545,736)	(475,630)	(3,172,728)	(3,115,203)
Class S	—	—	—	(5,390)
Net realized gains
Class I-2	—	—	—	—
Class S	—	—	—	—
Total dividends and distributions to shareholders	(545,736)	(475,630)	(3,172,728)	(3,120,593)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(3,402,113)	(4,802,553)	(15,185,365)	(16,551,023)
Class S	—	—	—	(276,098)
Net increase (decrease) from shares of beneficial interest transactions—Note 6	(3,402,113)	(4,802,553)	(15,185,365)	(16,827,121)
Total increase (decrease)	(1,944,408)	(1,608,211)	(17,992,396)	(8,229,216)
Net Assets:
Beginning of period	32,935,482	34,543,693	119,803,668	128,032,884
END OF PERIOD	$30,991,074	$32,935,482	$101,811,272	$119,803,668
Undistributed net investment income (accumulated loss)	$450,158	$548,744	$1,254,434	$3,099,954

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio

	Class I-2
	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$52.16	$45.92	$30.39	$55.39	$41.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.15	0.08	0.18	0.05	(0.07)
Net realized and unrealized gain (loss) on investments	(0.29)	6.34	15.35	(25.05)	13.98
Total from investment operations	(0.14)	6.42	15.53	(25.00)	13.91
Dividends from net investment income	(0.06)	(0.18)	—	—	—
Net asset value, end of period	$51.96	$52.16	$45.92	$30.39	$55.39
Total return	(0.30)%	14.03%	51.10%	(45.13)%	33.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$296,320	$284,225	$249,483	$183,335	$414,959
Ratio of gross expenses to average net assets	0.97%	0.98%	0.99%	0.95%	0.97%
Ratio of expense reimbursements to average net assets	(0.03)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.94%	0.94%	0.95%	0.91%	0.93%
Ratio of net investment income to average net assets	0.28%	0.17%	0.49%	0.12%	(0.15)%
Portfolio turnover rate	156.27%	203.56%	285.33%	317.72%	254.03%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio

	Class S
	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$51.04	$45.01	$29.86	$54.57	$40.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.04)	(0.08)	0.08	(0.05)	(0.16)
Net realized and unrealized gain (loss) on investments	(0.28)	6.20	15.07	(24.66)	13.76
Total from investment operations	(0.32)	6.12	15.15	(24.71)	13.60
Dividends from net investment income	—	(0.09)	—	—	—
Net asset value, end of period	$50.72	$51.04	$45.01	$29.86	$54.57
Total return	(0.63)%	13.63%	50.69%	(45.28)%	33.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,038	$12,760	$13,307	$9,369	$20,783
Ratio of gross expenses to average net assets	1.31%	1.34%	1.24%	1.20%	1.22%
Ratio of expense reimbursements to average net assets	(0.03)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	1.28%	1.30%	1.20%	1.16%	1.18%
Ratio of net investment income to average net assets	(0.07)%	(0.18)%	0.23%	(0.12)%	(0.34)%
Portfolio turnover rate	156.27%	203.56%	285.33%	317.72%	254.03%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$43.68	$38.80	$26.48	$49.27	$41.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.26	0.40	0.26	0.21	0.08
Net realized and unrealized gain (loss) on investments	(0.37)	4.77	12.27	(22.91)	8.12
Total from investment operations	(0.11)	5.17	12.53	(22.70)	8.20
Dividends from net investment income	(0.44)	(0.29)	(0.21)	(0.09)	(0.15)
Net asset value, end of period	$43.13	$43.68	$38.80	$26.48	$49.27
Total return	(0.35)%	13.39%	47.57%	(46.15)%	19.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$300,951	$345,893	$350,117	$267,928	$562,009
Ratio of gross expenses to average net assets	0.85%	0.85%	0.87%	0.83%	0.83%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.85%	0.85%	0.87%	0.83%	0.83%
Ratio of net investment income to average net assets	0.59%	1.02%	0.83%	0.54%	0.17%
Portfolio turnover rate	53.27%	53.52%	74.63%	181.23%	133.61%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Portfolio

	Class S
	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$43.11	$38.38	$26.23	$48.84	$40.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.08	0.23	0.18	0.12	(0.04)
Net realized and unrealized gain (loss) on investments	(0.37)	4.70	12.15	(22.73)	8.06
Total from investment operations	(0.29)	4.93	12.33	(22.61)	8.02
Dividends from net investment income	(0.24)	(0.20)	(0.18)	—	(0.05)
Net asset value, end of period	$42.58	$43.11	$38.38	$26.23	$48.84
Total return	(0.76)%	12.91%	47.25%	(46.30)%	19.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,625	$8,369	$9,318	$7,547	$15,289
Ratio of gross expenses to average net assets	1.25%	1.27%	1.12%	1.08%	1.08%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.25%	1.27%	1.12%	1.08%	1.08%
Ratio of net investment income to average net assets	0.19%	0.60%	0.58%	0.30%	(0.08)%
Portfolio turnover rate	53.27%	53.52%	74.63%	181.23%	133.61%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$12.75	$10.68	$7.04	$23.62	$20.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.05)	0.01	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	(1.00)	2.06	3.66	(10.60)	6.07
Total from investment operations	(1.05)	2.07	3.64	(10.65)	6.00
Dividends from net investment income	(0.04)	—	—	(0.03)	—
Distributions from net realized gains	—	—	—	(5.90)	(3.13)
Net asset value, end of period	$11.66	$12.75	$10.68	$7.04	$23.62
Total return	(8.27)%	19.38%	51.70%	(58.36)%	31.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$130,151	$159,609	$183,873	$128,806	$367,970
Ratio of gross expenses to average net assets	1.00%	0.98%	0.98%	0.92%	0.91%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.00%	0.98%	0.98%	0.92%	0.91%
Ratio of net investment income to average net assets	(0.39)%	0.12%	(0.25)%	(0.33)%	(0.33)%
Portfolio turnover rate	245.35%	214.93%	280.22%	353.68%	242.84%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Portfolio

	Class S
	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$12.34	$10.38	$6.86	$23.21	$20.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.03)	(0.04)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.96)	1.99	3.56	(10.37)	5.98
Total from investment operations	(1.06)	1.96	3.52	(10.45)	5.86
Distributions from net realized gains	—	—	—	(5.90)	(3.13)
Net asset value, end of period	$11.28	$12.34	$10.38	$6.86	$23.21
Total return	(8.59)%	18.88%	51.31%	(58.47)%	31.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,748	$8,859	$9,561	$7,143	$18,141
Ratio of gross expenses to average net assets	1.38%	1.39%	1.23%	1.17%	1.16%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.38%	1.39%	1.23%	1.17%	1.16%
Ratio of net investment income to average net assets	(0.78)%	(0.31)%	(0.50)%	(0.58)%	(0.57)%
Portfolio turnover rate	245.35%	214.93%	280.22%	353.68%	242.84%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger SMid Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	From 1/2/2008 (commencement of operations) to 12/31/2008(i)
Net asset value, beginning of period	$8.96	$7.25	$4.97	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.29)	1.76	2.31	(4.98)
Total from investment operations	(0.34)	1.72	2.28	(5.03)
Distributions from net realized gains	(0.02)	(0.01)	—	—
Net asset value, end of period	$8.60	$8.96	$7.25	$4.97
Total return	(3.87)%	23.67%	45.88%	(50.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$57,882	$69,327	$1,476	$999
Ratio of gross expenses to average net assets	1.06%	1.11%	6.20%	4.60%
Ratio of expense reimbursements to average net assets	(0.07)%	(0.12)%	(5.20)%	(3.60)%
Ratio of net expenses to average net assets	0.99%	0.99%	1.00%	1.00%
Ratio of net investment income to average net assets	(0.54)%	(0.57)%	(0.56)%	(0.64)%
Portfolio turnover rate	59.22%	65.55%	74.57%	77.82%

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$32.05	$25.58	$17.58	$33.32	$28.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.22)	(0.19)	(0.13)	(0.17)	(0.21)
Net realized and unrealized gain (loss) on investments	(0.80)	6.66	8.13	(15.21)	5.11
Total from investment operations	(1.02)	6.47	8.00	(15.38)	4.90
Distributions from net realized gains	—	—	—	(0.36)	—
Net asset value, end of period	$31.03	$32.05	$25.58	$17.58	$33.32
Total return	(3.18)%	25.29%	45.51%	(46.60)%	17.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$497,693	$530,423	$326,880	$248,212	$558,654
Ratio of gross expenses to average net assets	0.94%	0.95%	0.97%	0.92%	0.96%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.94%	0.95%	0.97%	0.92%	0.96%
Ratio of net investment income to average net assets	(0.69)%	(0.68)%	(0.61)%	(0.66)%	(0.66)%
Portfolio turnover rate	66.91%	68.99%	86.65%	57.34%	65.96%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Portfolio

	Class S
	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$31.36	$25.11	$17.30	$32.86	$28.10
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.30)	(0.25)	(0.17)	(0.23)	(0.29)
Net realized and unrealized gain (loss) on investments	(0.77)	6.50	7.98	(14.97)	5.05
Total from investment operations	(1.07)	6.25	7.81	(15.20)	4.76
Distributions from net realized gains	—	—	—	(0.36)	—
Net asset value, end of period	$30.29	$31.36	$25.11	$17.30	$32.86
Total return	(3.41)%	24.94%	45.09%	(46.71)%	16.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$48,988	$59,797	$54,863	$43,237	$95,327
Ratio of gross expenses to average net assets	1.21%	1.22%	1.22%	1.17%	1.21%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.21%	1.22%	1.22%	1.17%	1.21%
Ratio of net investment income to average net assets	(0.96)%	(0.94)%	(0.86)%	(0.91)%	(0.91)%
Portfolio turnover rate	66.91%	68.99%	86.65%	57.34%	65.96%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Growth & Income Portfolio

	Class I-2
	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$10.25	$9.26	$7.20	$12.12	$11.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.17	0.16	0.13	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.50	0.97	2.13	(4.90)	0.94
Total from investment operations	0.67	1.13	2.26	(4.71)	1.12
Dividends from net investment income	(0.18)	(0.14)	(0.20)	(0.21)	(0.09)
Net asset value, end of period	$10.74	$10.25	$9.26	$7.20	$12.12
Total return	6.51%	12.27%	32.17%	(39.47)%	10.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$30,991	$32,935	$34,544	$29,516	$62,121
Ratio of gross expenses to average net assets	1.09%	1.12%	0.94%	0.84%	0.72%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.05)%	(0.05)%	(0.05)%	0.00%
Ratio of net expenses to average net assets	1.04%	1.07%	0.89%	0.79%	0.72%
Ratio of net investment income to average net assets	1.58%	1.72%	1.72%	1.86%	1.52%
Portfolio turnover rate	79.18%	41.75%	62.00%	72.01%	83.10%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Balanced Portfolio

	Class I-2
	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$11.61	$10.79	$8.64	$14.61	$14.11
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.14	0.28	0.25	0.26	0.26
Net realized and unrealized gain (loss) on investments	(0.12)	0.82	2.21	(4.35)	1.41
Total from investment operations	0.02	1.10	2.46	(4.09)	1.67
Dividends from net investment income	(0.32)	(0.28)	(0.31)	(0.33)	(0.31)
Distributions from net realized gains	—	—	—	(1.55)	(0.86)
Net asset value, end of period	$11.31	$11.61	$10.79	$8.64	$14.61
Total return	0.03%	10.33%	29.25%	(31.76)%	12.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$101,811	$119,804	$127,756	$118,759	$224,090
Ratio of gross expenses to average net assets	0.93%	0.91%	0.89%	0.85%	0.84%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.89%	0.87%	0.85%	0.81%	0.80%
Ratio of net investment income to average net assets	1.20%	2.60%	2.60%	2.19%	1.79%
Portfolio turnover rate	102.79%	69.30%	104.04%	76.32%	103.77%

(i) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing seven series of shares of beneficial interest: the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios” and individually a “Portfolio”). The Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Portfolio’s investment objectives are capital appreciation and current income; and it also invests primarily in equity securities. The Alger Balanced Portfolio’s investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.

Each Portfolio offers Class I-2 shares and Class S shares except for the Alger SMid Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio which only offer Class I-2 shares.  Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolios value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees. Investments of the Portfolios are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of less than sixty days are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Portfolios invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that a Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolios. Unobservable inputs are inputs that reflect the Portfolios’, own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 —  quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Portfolios’, own assumptions in determining the fair value of investments)

The Portfolios’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolios are maintained in U.S. dollars.  Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date.  Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Option Contracts: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolios may also purchase put and call options. Each Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolios on the ex-dividend date.

Dividends from net investment income are declared and paid annually. With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, premium/discount of debt securities, realized gain or loss from foreign currency transactions, and realized gains from redemptions in kind, if any. The reclassifications have no impact on the net asset values of the Portfolios and were designed to present the Portfolios’ capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders.  Therefore, no federal income tax provision is required.  Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Portfolios to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation.  The Portfolios file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitation on the Portfolios tax returns remains open for the tax years 2008-2011.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein.  Actual results may differ from those estimates

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement and Administration Agreement with Fred Alger Management, Inc. (“Alger Management” or “Manager”), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:

	Advisory Fee	Administration Fee
Alger Capital Appreciation Portfolio	.810%	.0275%
Alger Large Cap Growth Portfolio	.710	.0275
Alger Mid Cap Growth Portfolio	.760	.0275
Alger SMid Cap Growth	.810	.0275
Alger Small Cap Growth Portfolio	.810	.0275
Alger Growth & Income Portfolio	.585	.0275
Alger Balanced Portfolio	.710	.0275

As part of a settlement with the New York State Attorney General dated October 11, 2006, Alger Management agreed to reduce its advisory fees listed above to 0.67% for the Alger Balanced Portfolio, 0.535% for the Alger Growth & Income Portfolio and 0.775% for the Alger Capital Appreciation Portfolio for the period from December 1, 2006 through November 30, 2011.  For the year ended December 31, 2011, Alger Management reimbursed the Alger Balanced Portfolio, Alger Growth & Income Portfolio and Alger Capital Appreciation Portfolio $41,224, $14,508 and $98,000 respectively.

Alger Management has voluntarily established an expense cap for the Alger SMid Cap Growth Portfolio. Alger Management will reimburse the Alger SMid Cap Growth Portfolio if annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed 0.99% of the daily average net assets through April 30, 2012. For the year ended December 31, 2011, Alger Management reimbursed management fees of the Alger SMid Cap Growth Portfolio totaling $49,826.

(b)    Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

(c)  Brokerage Commissions: During the year ended December 31, 2011, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio paid Alger Inc. $308,654, $171,056, $243,834, $45,559, $389,913, $29,735 and $45,209, respectively, in connection with securities transactions.

(d)    Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Portfolios compensate Alger Management at the annual rate of 0.01% of the average daily net assets for these services.  For the year ended December 31, 2011, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio incurred fees of $30,570, $33,703, $15,992, $6,989, $56,880, $3,162, and $11,176, respectively, for these services, which are included in transfer agent fees and expenses in the Statement of Operations.

(e) Trustee Fees: Each Portfolio pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum.

(f) Interfund Loans: The Portfolios, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other portfolios.  If a portfolio has borrowed from other portfolios and has aggregate borrowings from all sources that exceed 10% of the portfolio’s total assets, such portfolio will secure all of its loans from other portfolios. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the portfolios.

During the year ended December 31, 2011, Alger Mid Cap Growth Portfolio incurred interest expense of $255 in connection with interfund loans.  During the year ended December 31, 2011, Alger Small Cap Growth Portfolio earned interfund loan interest income of $552.

(g) Other Transactions With Affiliates: Certain officers of the Fund are directors and officers of Alger Management and the Distributor.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government and short-term securities, for the year ended December 31, 2011, were as follows:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PURCHASES	SALES
Alger Capital Appreciation Portfolio	$476,834,293	$464,960,794
Alger Large Cap Growth Portfolio	170,586,899	216,874,404
Alger Mid Cap Growth Portfolio	382,704,067	394,973,273
Alger SMid Cap Growth Portfolio	40,492,202	44,117,831
Alger Small Cap Growth Portfolio	373,712,939	399,824,266
Alger Growth & Income Portfolio	24,808,162	29,893,246
Alger Balanced Portfolio	96,669,518	111,059,107

Written call and put options activity for the year ended December 31, 2011, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Call Options outstanding at December 31, 2010	91	$63,425
Call Options written	4,157	1,794,369
Call Options closed	(1,600)	(1,196,648)
Call Options expired	(1,989)	(442,572)
Call Options exercised	(659)	(218,574)
Call Options outstanding at December 31, 2011	—	$—

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Put Options outstanding at December 31, 2010	—	$—
Put Options written	7,136	1,540,311
Put Options closed	(5,626)	(1,083,870)
Put Options expired	(578)	(172,316)
Put Options exercised	(883)	(265,488)
Put Options outstanding at December 31, 2011	49	$18,637

As of December 31, 2011, Alger Mid Cap Growth Portfolio had $353,000 in cash segregated as collateral for written options.

NOTE 5 — Borrowing:

The Portfolios may borrow from their custodian on an uncommitted basis. Each Portfolio pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Portfolios may also borrow from other portfolios advised by Alger Management, as discussed in Note 3 (f).  For the year ended December 31, 2011, the Portfolios had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Mid Cap Growth Portfolio	$88,904	1.93%
Alger SMid Cap Growth Portfolio	159	2.21
Alger Growth & Income Portfolio	10,924	2.26

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

The highest amount borrowed during the year ended December 31, 2011 for each Portfolio was as follows:

HIGHEST BORROWING
Alger Mid Cap Growth Portfolio	$3,469,490
Alger SMid Cap Growth Portfolio	58,168
Alger Growth & Income Portfolio	149,834

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class.  During the year ended December 31, 2011 and the year ended December 31, 2010, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2011		FOR THE YEAR ENDED DECEMBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Portfolio
Class I-2:
Shares sold	1,642,240	$86,804,964	1,334,855	$62,669,328
Dividends reinvested	5,448	309,449	21,423	1,008,170
Shares redeemed	(1,393,816)	(73,867,921)	(1,340,201)	(61,843,565)
Net increase	253,872	$13,246,492	16,077	$1,833,933
Class S:
Shares sold	54,914	$2,951,941	44,732	$2,044,736
Dividends reinvested	—	—	597	27,573
Shares redeemed	(67,584)	(3,530,171)	(90,962)	(4,090,269)
Net decrease	(12,670)	$(578,230)	(45,633)	$(2,017,960)

Alger Large Cap Growth Portfolio
Class I-2:
Shares sold	606,212	$26,306,796	634,368	$25,008,515
Dividends reinvested	71,506	3,310,037	61,941	2,490,642
Shares redeemed	(1,617,956)	(71,607,874)	(1,800,054)	(70,811,554)
Net decrease	(940,238)	$(41,991,041)	(1,103,745)	$(43,312,397)
Class S:
Shares sold	6,291	$271,943	8,619	$339,386
Dividends reinvested	926	42,443	1,101	43,820
Shares redeemed	(45,734)	(1,978,925)	(58,425)	(2,305,844)
Net decrease	(38,517)	$(1,664,539)	(48,705)	$(1,922,638)

Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	2,181,933	$27,750,351	2,286,101	$25,392,868
Dividends reinvested	36,337	505,447	—	—
Shares redeemed	(3,577,075)	(45,625,158)	(6,981,892)	(78,567,430)
Net decrease	(1,358,805)	$(17,369,360)	(4,695,791)	$(53,174,562)
Class S:
Shares sold	70,824	$860,484	41,561	$437,871
Shares redeemed	(190,394)	(2,336,228)	(244,711)	(2,611,329)
Net decrease	(119,570)	$(1,475,744)	(203,150)	$(2,173,458)

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED DECEMBER 31, 2011		FOR THE YEAR ENDED DECEMBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Growth Portfolio
Class I-2:
Shares sold	1,303,094	$11,852,985	8,371,231	$62,366,972
Dividends reinvested	12,503	124,693	5,595	50,582
Shares redeemed	(2,324,239)	(20,780,969)	(844,279)	(6,912,412)
Net increase (decrease)	(1,008,642)	$(8,803,291)	7,532,547	$55,505,142

Alger Small Cap Growth Portfolio
Class I-2:
Shares sold	2,763,658	$87,046,465	6,711,956	$180,700,221
Shares redeemed	(3,277,573)	(105,630,151)	(2,936,871)	(80,608,616)
Net increase (decrease)	(513,915)	$(18,583,686)	3,775,085	$100,091,605
Class S:
Shares sold	22,416	$624,036	15,699	$420,607
Shares redeemed	(311,641)	(9,947,041)	(294,340)	(7,944,302)
Net decrease	(289,225)	$(9,323,005)	(278,641)	$(7,523,695)

Alger Growth & Income Portfolio
Class I-2:
Shares sold	486,227	$5,064,458	550,668	$5,117,747
Dividends reinvested	50,160	545,737	50,119	475,630
Shares redeemed	(862,358)	(9,012,308)	(1,118,935)	(10,395,930)
Net decrease	(325,971)	$(3,402,113)	(518,148)	$(4,802,553)

Alger Balanced Portfolio
Class I-2:
Shares sold	525,369	$6,025,454	594,492	$6,504,085
Dividends reinvested	270,941	3,172,728	285,275	3,115,203
Shares redeemed	(2,113,803)	(24,383,547)	(2,397,137)	(26,170,311)
Net decrease	(1,317,493)	$(15,185,365)	(1,517,370)	$(16,551,023)
Class S:
Shares sold	—	$—	56	$698
Dividends reinvested	—	—	454	5,390
Shares redeemed	—	—	(24,051)	(282,186)
Net decrease	—	$—	(23,541)	$(276,098)

During the year ended December 31, 2010, shares sold for the Class I-2 shares of Alger SMid Cap Growth Portfolio and Small Cap Growth Portfolio include a subscription-in-kind of 7,417,029 and 1,500,239 valued at $54,811,845 and $38,781,182, respectively.

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2011 and the year ended December 31, 2010 was as follows:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Alger Capital Appreciation Portfolio
Distributions paid from:
Ordinary Income	$309,449	$1,035,743
Long-term capital gain	—	—
Total distributions paid	$309,449	$1,035,743

Alger Large Cap Growth Portfolio
Distributions paid from:
Ordinary Income	3,352,480	2,534,462
Long-term capital gain	—	—
Total distributions paid	$3,352,480	$2,534,462

Alger Mid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	505,447	—
Long-term capital gain	—	—
Total distributions paid	$505,447	—

Alger SMid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	29,055	—
Long-term capital gain	95,638	50,582
Total distributions paid	$124,693	$50,582

Alger Small Cap Growth Portfolio
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger Growth & Income Portfolio
Distributions paid from:
Ordinary Income	545,736	475,630
Long-term capital gain	—	—
Total distributions paid	$545,736	$475,630

Alger Balanced Portfolio
Distributions paid from:
Ordinary Income	3,172,728	3,120,593
Long-term capital gain	—	—
Total distributions paid	$3,172,728	$3,120,593

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2011, the components of accumulated gains and losses on a tax basis were as follows:

Alger Capital Appreciation Portfolio
Undistributed ordinary income	$701,918
Undistributed long-term gains	—
Net accumulated earnings	701,918
Capital loss carryforwards	(26,275,170)
Net unrealized depreciation	(2,446,695)
Total accumulated losses	$(28,019,947)

Alger Large Cap Growth Portfolio
Undistributed ordinary income	1,847,006
Undistributed long-term gains	—
Net accumulated earnings	1,847,006
Capital loss carryforwards	(82,248,643)
Post-October losses	(231,908)
Net unrealized appreciation	13,445,401
Total accumulated losses	$(67,188,144)

Alger Mid Cap Growth Portfolio
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(65,273,213)
Post-October losses	(1,776,990)
Net unrealized depreciation	(16,064,522)
Total accumulated losses	$(83,114,725)

Alger SMid Cap Growth Portfolio
Undistributed ordinary income	1,431,894
Undistributed long-term gains	3,192,515
Net accumulated earnings	4,624,409
Capital loss carryforwards	(373,758)
Post-October losses	(476,479)
Net unrealized appreciation	5,464,541
Total accumulated gains	$9,238,713

Alger Small Cap Growth Portfolio
Undistributed ordinary income	—
Undistributed long-term gains	46,510,097
Net accumulated earnings	46,510,097
Capital loss carryforwards	—
Net unrealized appreciation	39,896,604
Total accumulated gains	$86,406,701

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Growth & Income Portfolio
Undistributed ordinary income	408,914
Undistributed long-term gains	—
Net accumulated earnings	408,914
Capital loss carryforwards	(10,069,889)
Post-October losses	(114,659)
Net unrealized appreciation	1,238,129
Total accumulated losses	$(8,537,505)

Alger Balanced Portfolio
Undistributed ordinary income	1,249,807
Undistributed long-term gains	—
Net accumulated earnings	1,249,807
Capital loss carryforwards	(22,492,224)
Net unrealized appreciation	1,774,972
Total accumulated losses	$(19,467,445)

At December 31, 2011, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Portfolio
2016	$4,510,294
2017	21,764,876
Total	26,275,170

Expiration Dates	Alger Large Cap Growth Portfolio
2016	$32,243,835
2017	50,004,808
Total	82,248,643

Expiration Dates	Alger Mid Cap Growth Portfolio
2016	$12,529,837
2017	52,743,376
Total	65,273,213

Expiration Dates	Alger SMid Cap Growth Portfolio
2016	$128,730
2017	245,028
Total	373,758

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Expiration Dates	Alger Small Cap Growth Portfolio
Total	—

Expiration Dates	Alger Growth & Income Portfolio
2016	$3,684,992
2017	5,947,315
2018	437,582
Total	10,069,889

Expiration Dates	Alger Balanced Portfolio
2017	$22,492,224
Total	22,492,224

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the portfolio’s next taxable year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios on or after January 1, 2011 will not be subject to expiration.  In addition, losses incurred on or after January 1, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Portfolios, resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2011:

Alger Capital Appreciation Portfolio
Undistributed net investment income	$(43,631)
Accumulated net realized loss	$63,773
Paid in capital	$(20,142)

Alger Large Cap Growth Portfolio
Undistributed net investment income	$(36,951)
Accumulated net realized loss	$4,710,910
Paid in capital	$(4,673,959)

Alger Mid Cap Growth Portfolio
Undistributed net investment income	$752,880
Accumulated net realized loss	$(39,916)
Paid in capital	$(712,964)

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger SMid Cap Growth Portfolio
Undistributed net investment income	$374,182
Undistributed net realized gain	$(372,433)
Paid in capital	$(1,749)

Alger Small Cap Growth Portfolio
Undistributed net investment income	$3,994,833
Undistributed net realized gain	$(45,049)
Paid in capital	$(3,949,784)

Alger Growth & Income Portfolio
Undistributed net investment income	$(51,623)
Accumulated net realized loss	$2,806,241
Paid in capital	$(2,754,618)

Alger Balanced Portfolio
Undistributed net investment income	$(14,001)
Accumulated net realized loss	$19,729
Paid in capital	$(5,728)

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Portfolio’s Schedule of Investments.  The following is a summary of the inputs used as of December 31, 2011 in valuing the Portfolios’ investments carried at fair value.

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$47,485,632	$47,485,632	—	—
Consumer Staples	27,843,675	27,843,675	—	—
Energy	30,265,066	30,265,066	—	—
Financials	7,239,376	7,239,376	—	—
Health Care	38,971,661	38,971,661	—	—
Industrials	43,715,663	43,715,663	—	—
Information Technology	79,298,342	79,298,342	—	—
Materials	12,589,847	12,589,847	—	—
Telecommunication Services	7,293,132	7,293,132	—	—
TOTAL COMMON STOCKS	$294,702,394	$294,702,394	—	—
CONVERTIBLE CORPORATE BONDS
Materials	$222,300	—	$222,300	—
CONVERTIBLE PREFERRED STOCK
Health Care	$903,385	—	—	$903,385
TOTAL INVESTMENTS IN SECURITIES	$295,828,079	$294,702,394	$222,300	$903,385

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Large Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$36,081,837	$36,081,837	—	—
Consumer Staples	31,955,107	31,955,107	—	—
Energy	32,770,113	32,770,113	—	—
Financials	12,938,371	11,345,187	1,593,184	—
Health Care	28,199,913	28,199,913	—	—
Industrials	38,625,281	38,625,281	—	—
Information Technology	92,074,920	92,074,920	—	—
Materials	15,587,269	15,587,269	—	—
TOTAL COMMON STOCKS	$288,232,811	$286,639,627	$1,593,184	—
TOTAL INVESTMENTS IN SECURITIES	$288,232,811	$286,639,627	$1,593,184	—

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$26,386,601	$26,386,601	—	—
Consumer Staples	3,483,912	3,483,912	—	—
Energy	12,542,699	12,542,699	—	—
Financials	8,941,897	7,655,253	1,286,644	—
Health Care	16,619,981	16,619,981	—	—
Industrials	22,605,985	22,605,985	—	—
Information Technology	27,374,388	27,374,388	—	—
Materials	7,626,929	7,626,929	—	—
Telecommunication Services	1,576,632	1,576,632	—	—
TOTAL COMMON STOCKS	$127,159,024	$125,872,380	$1,286,644	—
CONVERTIBLE PREFERRED STOCK
Health Care	$2,348,853	—	—	$2,348,853
PURCHASED OPTIONS
Financials	$35,424	$35,424	—	—
TOTAL INVESTMENTS IN SECURITIES	$129,543,301	$125,907,804	$1,286,644	$2,348,853
OPTIONS WRITTEN
Energy	$11,820	$5,220	$6,600	—
TOTAL OPTIONS WRITTEN	$11,820	$5,220	$6,600	—

Alger SMid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$9,578,483	$9,578,483	—	—
Consumer Staples	2,528,899	2,528,899	—	—
Energy	4,934,265	4,934,265	—	—
Financials	4,086,451	4,086,451	—	—
Health Care	9,439,533	9,439,533	—	—
Industrials	13,252,010	13,252,010	—	—
Information Technology	13,936,572	13,936,572	—	—
Materials	3,130,002	3,130,002	—	—
Telecommunication Services	796,049	796,049	—	—
Utilities	744,762	744,762	—	—
TOTAL COMMON STOCKS	$62,427,026	$62,427,026	—	—
TOTAL INVESTMENTS IN SECURITIES	$62,427,026	$62,427,026	—	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$85,110,020	$85,110,020	—	—
Consumer Staples	17,131,272	17,131,272	—	—
Energy	47,030,122	47,030,122	—	—
Financials	34,068,002	34,068,002	—	—
Health Care	93,797,664	93,797,664	—	—
Industrials	91,535,890	91,535,890	—	—
Information Technology	125,440,353	125,440,353	—	—
Materials	24,804,678	24,804,678	—	—
Telecommunication Services	3,122,961	3,122,961	—	—
Utilities	6,510,504	6,510,504	—	—
TOTAL COMMON STOCKS	$528,551,466	$528,551,466	—	—
TOTAL INVESTMENTS IN SECURITIES	$528,551,466	$528,551,466	—	—

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,473,787	$2,473,787	—	—
Consumer Staples	4,102,025	4,102,025	—	—
Energy	4,162,738	4,162,738	—	—
Financials	3,739,448	3,548,255	191,193	—
Health Care	2,822,206	2,822,206	—	—
Industrials	3,223,713	3,223,713	—	—
Information Technology	5,291,979	5,291,979	—	—
Materials	1,742,979	1,742,979	—	—
Telecommunication Services	997,824	997,824	—	—
Utilities	771,616	771,616	—	—
TOTAL COMMON STOCKS	$29,328,315	$29,137,122	$191,193	—
TOTAL INVESTMENTS IN SECURITIES	$29,328,315	$29,137,122	$191,193	—

Alger Balanced Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$6,792,318	$6,792,318	—	—
Consumer Staples	5,903,686	5,903,686	—	—
Energy	6,319,936	6,319,936	—	—
Financials	2,784,578	2,390,095	394,483	—
Health Care	5,493,842	5,493,842	—	—
Industrials	6,800,272	6,800,272	—	—
Information Technology	16,049,421	16,049,421	—	—
Materials	3,583,626	3,583,626	—	—
Telecommunication Services	354,059	354,059	—	—
TOTAL COMMON STOCKS	$54,081,738	$53,687,255	$394,483	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Balanced Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CORPORATE BONDS
Consumer Staples	$4,280,290	—	$4,280,290	—
Energy	2,054,702	—	2,054,702	—
Financials	6,032,912	—	6,032,912	—
Health Care	4,408,831	—	4,408,831	—
Industrials	3,983,352	—	3,983,352	—
Information Technology	6,846,288	—	6,846,288	—
Telecommunication Services	3,879,898	—	3,879,898	—
TOTAL CORPORATE BONDS	$31,486,273	—	$31,486,273	—
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
U.S. Treasury Notes	$9,514,675	—	$9,514,675	—
TOTAL INVESTMENTS IN SECURITIES	$95,082,686	$53,687,255	$41,395,431	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Capital Appreciation Portfolio	Convertible Preferred Stock
Opening balance at January 1, 2011	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	903,385
Issuances	—
Sales	—
Settlements	—
Closing balance at December 31, 2011	903,385
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at December 31, 2011	$—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Mid Cap Growth Portfolio	Convertible Preferred Stock
Opening balance at January 1, 2011	$1,260,003
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	1,088,850
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at December 31, 2011	2,348,853
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at December 31, 2011	$1,088,850

For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Portfolios may enter into forward currency contracts. Additionally, each Portfolio may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Portfolio could be exposed to foreign currency fluctuations.

Options—The Portfolios seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolios invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Portfolios purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Portfolios purchase put options in order to protect from significant market declines that may occur

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

over a short period of time.  The Portfolios will write covered call and cash secured put options to generate cash flows while reducing the volatility of the portfolio.  The cash flows may be an important source of the Portfolios’ return, although written call options may reduce the Portfolios’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolios with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the year ended December 31, 2011, written equity and index put options were used in accordance with this objective.

The fair values of derivative instruments as of December 31, 2011 are as follows:

Alger Mid Cap Growth Portfolio

	ASSET DERIVATIVES 2011		LIABILITY DERIVATIVES 2011
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at Value	$35,424	—	—
Written Put Options	—	—	Written options outstanding, at value	$11,820
Total		$35,424		$11,820

For the year ended December 31, 2011, the Alger Mid Cap Growth Portfolio had option purchases of $5,022,269 and option sales of $5,086,514.  The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 is as follows:

Net realized loss on options

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(1,819,015)
Written Options	1,493,378
Total	$(325,637)

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued)

Net change in unrealized appreciation (depreciation) on options

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$410,222
Written Options	42,582
Total	$452,804

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

The Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (International Financial Reporting Standards).  The ASU converges fair value measurement and disclosure guidance in U.S. GAAP with the guidance in the International Accounting Standards Board’s concurrently issued IFRS 13, Fair Value Measurement. These amendments do not modify the requirements for when fair value measurements apply; rather, they generally represent clarifications on how to measure and disclose fair value under ASC 820, Fair Value Measurement. The application of ASU 2011-04 is required for fiscal years and interim periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04.

NOTE 12 — Subsequent Events:

Management of each Portfolio has evaluated events that have occurred subsequent to December 31, 2011.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Alger Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Portfolios (the “Funds”) comprising the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the respective periods ended December 31, 2008 were audited by other auditors, whose report dated February 10, 2009, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Portfolios as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 16, 2012

THE ALGER PORTFOLIOS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2011 and ending December 31, 2011.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Six Months Ended December 31, 2011(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended December 31, 2011(b)
Alger Capital Appreciation Portfolio

Class I-2	Actual	$1,000.00	$929.84	$4.56	0.94%
	Hypothetical(c)	1,000.00	1,020.48	4.78	0.94
Class S	Actual	1,000.00	928.26	6.21	1.28
	Hypothetical(c)	1,000.00	1,018.76	6.51	1.28

		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Six Months Ended December 31, 2011(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended December 31, 2011(b)
Alger Large Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$944.37	$4.17	0.85%
	Hypothetical(c)	1,000.00	1,020.92	4.33	0.85
Class S	Actual	1,000.00	942.23	6.12	1.25
	Hypothetical(c)	1,000.00	1,018.91	6.36	1.25

Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$848.62	$4.65	1.00
	Hypothetical(c)	1,000.00	1,020.18	5.08	1.00
Class S	Actual	1,000.00	846.85	6.42	1.38
	Hypothetical(c)	1,000.00	1,018.25	7.02	1.38

Alger SMid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$876.71	$4.69	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

Alger Small Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$888.60	$4.47	0.94
	Hypothetical(c)	1,000.00	1,020.47	4.78	0.94
Class S	Actual	1,000.00	887.49	5.75	1.21
	Hypothetical(c)	1,000.00	1,019.12	6.15	1.21

Alger Growth & Income Portfolio
Class I-2	Actual	$1,000.00	$1,002.80	$5.27	1.04
	Hypothetical(c)	1,000.00	1,019.94	5.32	1.04

Alger Balanced Portfolio
Class I-2	Actual	$1,000.00	$971.62	$4.44	0.89
	Hypothetical(c)	1,000.00	1,020.70	4.55	0.89

(a)       Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)       Annualized.

(c)        5% annual return before expenses.

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below.  In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger China-U.S. Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee

INTERESTED TRUSTEE

Hilary M. Alger (50)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (58)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25

Roger P. Cheever (66)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25

Lester L. Colbert Jr. (77)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25

Stephen E. O’Neil (79)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25

David Rosenberg (49)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25

Nathan E. Saint-Amand M.D. (74)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	25

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Dan C. Chung (49) President	Chief Investment Officer and Director since 2001, and Chief Executive Officer since 2006, of Alger Management; President and Chief Executive Officer since 2003 of Alger Associates, Inc. (“Associates”); Chairman of the Board of Directors since 2006 of Alger Inc.; President since 2003 and Director since 2003 of Analysts Resources, Inc. (“Resources”); Formerly Trustee of the Fund from 2001 to 2007.	2003	N/A

Hal Liebes (47) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management, Associates and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources.	2005	N/A

Lisa A. Moss (46) Assistant Secretary	Assistant General Counsel of Alger Management since 2006, currently serving as Senior Vice President.	2006	N/A

Joseph P. Graham (27) Assistant Secretary	Employed by Alger Management since 2011. Formerly, full-time student.	2011	N/A

Michael D. Martins (46) Treasurer	Senior Vice President of Alger Management.	2005	N/A

Anthony S. Caputo (56) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (50) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Barry J. Mullen (58) Chief Compliance Officer	Senior Vice President and Director of Compliance of Alger Management since 2006.	2006	N/A

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 22, 2011, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Fund and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Fund’s portfolios (each a “Portfolio”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Portfolios grow and whether the fee levels in the Agreement reflect these economies of scale. These materials included an analysis of the Portfolios and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Fund’s Chief Compliance Officer, having no other relationship with Alger Management, whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to section 15(c) of the Investment Company Act of 1940. At the meeting, senior FUSE personnel provided a presentation to the Trustees based on the FUSE materials.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates, and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Portfolios.  They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided by Alger Management under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Portfolios. They also considered the resources, operational structures and practices of Alger Management in managing each Portfolio, as well as Alger Management’s overall investment management business. They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each equity Portfolio had been consistent with those of a fund that holds itself out to investors as growth-oriented. They also took notice of the ability of the manager of the fixed-income portion of the Balanced Portfolio to manage fixed-income instruments across the credit and credit quality spectra. The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Fund are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the enhanced control and compliance environment at Alger Management and within the Fund.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Portfolio’s returns  for the year-to-date (at June 30, 2011), second-quarter, and 1-, 3-, 5-, and 10-year periods to the extent available (and its year-by-year returns), together with supplemental data through August 31, 2011, and compared them with benchmark and peer-group data for the same periods. They noted that the Growth & Income Portfolio had consistently performed well, surpassing the median for its FUSE peer group for the year-to-date, second-quarter, and 1-, 3- and 5-year periods and beating its benchmark for all of those periods except the second-quarter and 3-year periods. Performance of the other Portfolios had been mixed, with the Large Cap Portfolio surpassing its peer median for the second quarter of 2011 and matching it for the 3- and 5-year periods and the Capital Appreciation Portfolio matching or surpassing its peer median for the second-quarter, year-to-date and 3- and 5-year periods through June 30, 2011; also, the Small Cap and Capital Appreciation Portfolios had generally matched or surpassed their benchmarks for the year-to-date and 3- and 5-year periods. Otherwise, performance had fallen short of both peer median and benchmark.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Portfolio’s profitability to Alger Management and its affiliates for the year ended June 30, 2011. In addition, the Trustees reviewed each Portfolio’s management fee and expense ratio and compared them with a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the fees of the Large Cap, SMid Cap, Small Cap and Growth & Income Portfolios were below the median for the applicable FUSE reference groups, while those of the Mid Cap, Capital Appreciation and Balanced Portfolios exceeded the applicable median, as did all of the expense ratios except those of the SMid Cap Portfolio and the Class I-2 Shares of the Small Cap Portfolio. The Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.  The Trustees also considered fees paid to Alger Management by other types of clients, specifically mutual funds for which Alger Management was sub-adviser and separately managed accounts. The Trustees determined that in both cases the fees were of doubtful relevance for purposes of comparison with those of the Portfolios because of the significant differences in services provided by Alger Management to those types of clients as opposed to the

Portfolios, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. After discussing with representatives of the Adviser and FUSE the methodologies used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded that, to the extent that Alger Management’s and its affiliates’ relationships with the Portfolios had been profitable to either or both of those entities in the case of one or more Portfolios, the profit margin in each case was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Portfolios and their operations is such that Alger Management is likely to realize economies of scale in the management of each Portfolio at some point as (and if) it grows in size, but that adoption of breakpoints in one or more of the advisory fees, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them.  Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund.  They noted that Alger Management maintains soft-dollar arrangements in connection with the equity Portfolios’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Portfolio for the twelve months through June 30, 2011, had been included in the materials supplied prior to the meeting.  The Trustees also noted that Alger Management receives fees from the Portfolios under the Administration Agreement, that Alger Inc. provides a substantial portion of the Portfolios’ equity brokerage and that Alger Management also receives fees from the Fund under a shareholder services agreement.  The Trustees had been provided with information regarding, and had considered, the administration fee, brokerage and shareholder services fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations.  At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

•                  The Board concluded that the nature, extent and quality of the services provided to each Portfolio by Alger Management are adequate and appropriate.

•                  The Board determined that the Portfolios’ overall performance was acceptable.

•                  The Board concluded that each advisory fee paid to Alger Management was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Portfolio.

•                  The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Portfolios’ assets but that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the applicable Portfolio.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Portfolio that renewal of the Investment Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Privacy Policy

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings

The Portfolios’ most recent month end portfolio holdings are available approximately sixty days after month end on the Fund’s website at www.alger.com. The Portfolios also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

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THE ALGER PORTFOLIOS

360 Park Avenue South

New York, NY 10010

(800) 992-3862

www.alger.com

Investment Advisor

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Portfolios. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

APAR

ITEM 2.  CODE OF ETHICS.

(a)   The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto with respect to the reporting requirements for violations of the code of ethics.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)            The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)  Audit Fees:

December 31, 2011	$ 158,250
December 31, 2010	$ 153,500

b)  Audit-Related Fees: NONE

c)  Tax Fees for tax advice, tax compliance and tax planning:

December 31, 2011	$ 29,358
December 31, 2010	$ 39,340

d)  All Other Fees:

December 31, 2011	$ 9,200
December 31, 2010	$ 6,000

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e)  1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

   2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f)  Not Applicable

g)  Non-Audit Fees:

December 31, 2011	$183,344 and €70,575
December 31, 2010	$189,420 and €73,916

h)  The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:	February 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:	February 16, 2012

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:	February 16, 2012